UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10221

AB TRUST

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2016

Date of reporting period: May 31, 2016

ITEM 1.	REPORTS TO STOCKHOLDERS.

MAY    05.31.16

SEMI-ANNUAL REPORT

AB DISCOVERY VALUE FUND

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

July 20, 2016

Semi-Annual Report

This report provides management’s discussion of fund performance for AB Discovery Value Fund (the “Fund”) for the semi-annual reporting period ended May 31, 2016.

Investment Objectives and Policies

The Fund’s investment objective is long-term growth of capital. The Fund invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization US companies. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of small- to mid-capitalization companies. For purposes of this policy, small- to mid-capitalization companies are those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2500 Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500 Value Index. Because the Fund’s definition of small- to mid-capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges. The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments.

Investment Results

The table on page 4 shows the Fund’s performance compared to its benchmark, the Russell 2500 Value Index, in addition to the broad small/mid-cap universe, as measured by the Russell 2500 Index, for the six- and 12-month periods ended May 31, 2016.

All share classes underperformed the benchmark during both periods, before sales charges. During the six-month period, sector selection drove the underperformance, mainly due to an overweight position in the consumer discretionary sector and an underweight position in the utilities sector, relative to the benchmark. Security selection, particularly in the consumer discretionary and technology sectors, contributed, while security selection in the materials and energy sectors detracted.

During the 12-month period, sector selection drove the underperformance mainly due to an overweight in the consumer discretionary sector and an underweight in the utilities sector. Security selection, particularly in the technology, financials and consumer staples sector contributed. The Fund’s materials, energy and consumer discretionary holdings detracted.

AB DISCOVERY VALUE FUND •	1

The Fund did not utilize derivatives during either period.

Market Review and Investment Strategy

Over the 12-month period, equity markets reflected changes in investor sentiment. Indeed, investors shifted sharply from risk-off to risk-on mode over the period, as perceptions of threats to economic growth changed. Since late January, there has been a rotation toward economically sensitive value stocks. Investors rewarded cyclical stocks, companies with weaker balance sheets and those sensitive to turbulent markets. In May, US equities ended on an up note, as preoccupation with the economy and corporate profits was offset by renewed potential of a rate hike from the US Federal Reserve (the “Fed”) in June. However, even with the month’s rally, investor anxiety continued to weigh heavily on smaller-cap stocks. As has been the case for some time, investors were concerned that Fed policy actions and feedback from a softening Chinese economy would weigh on global economic growth rates.

For the six- and 12-month periods, large-cap stocks outperformed small-mid-cap stocks and small-mid-cap value outperformed its growth peers. In addition, after being underweight energy stocks in 2015, the Fund’s Senior Investment Management Team (the “Team”) began to add to the Fund’s energy exposure. The economic climate allowed the Team to invest opportunistically in what it considers to be undervalued companies with solid fundamentals, without sacrificing the Fund’s deep value discipline. The Fund’s emphasis continues to be at the stock-specific level, as the Team looks for companies that offer compelling valuation, strong free cash flow and significant company level catalysts.

On June 23, 2016, the UK voted to leave the European Union (“EU”) in a popular referendum. At this moment in time, the UK remains a member of the EU and the rules and regulations remain unchanged, as do all the protections in place. Exactly how the UK’s role in the EU will change will become clear over time. The Adviser continues to monitor the heightened market volatility.

2	• AB DISCOVERY VALUE FUND

DISCLOSURES AND RISKS

Benchmark Disclosure

The Russell 2500™ Value Index and the Russell 2500™ Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2500 Value Index represents the performance of 2,500 small- to mid-cap value companies within the US; the Russell 2500 Index represents the performance of 2,500 small- to mid-cap companies within the US. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may be underperforming the market generally.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. AllianceBernstein L.P. (the “Adviser”) will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1%, 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

AB DISCOVERY VALUE FUND •	3

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED MAY 31, 2016 (unaudited)	NAV Returns
	6 Months	12 Months
AB Discovery Value Fund
Class A	0.86%	-2.89%

Class B*	0.79%	-3.02%

Class C	0.54%	-3.56%

Advisor Class†	0.98%	-2.61%

Class R†	0.71%	-3.20%

Class K†	0.87%	-2.88%

Class I†	1.03%	-2.55%

Class Z†	1.03%	-2.51%

Russell 2500 Value Index	2.29%	-1.43%

Russell 2500 Index	-0.21%	-4.30%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

4	• AB DISCOVERY VALUE FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2016 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-2.89%	-7.02%
5 Years	8.88%	7.93%
10 Years	7.69%	7.23%

Class B Shares
1 Year	-3.02%	-6.65%
5 Years	8.78%	8.78%
10 Years(a)	7.52%	7.52%

Class C Shares
1 Year	-3.56%	-4.46%
5 Years	8.12%	8.12%
10 Years	6.93%	6.93%

Advisor Class Shares*
1 Year	-2.61%	-2.61%
5 Years	9.21%	9.21%
10 Years	8.01%	8.01%

Class R Shares*
1 Year	-3.20%	-3.20%
5 Years	8.55%	8.55%
10 Years	7.43%	7.43%

Class K Shares*
1 Year	-2.88%	-2.88%
5 Years	8.88%	8.88%
10 Years	7.72%	7.72%

Class I Shares*
1 Year	-2.55%	-2.55%
5 Years	9.24%	9.24%
10 Years	8.03%	8.03%

Class Z Shares*
1 Year	-2.51%	-2.51%
Since Inception†	6.73%	6.73%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.15%, 1.92%, 1.90%, 0.90%, 1.54%, 1.23%, 0.88% and 0.81% for Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

†	Inception date: 10/15/2013.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

AB DISCOVERY VALUE FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END JUNE 30, 2016 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-7.18%
5 Years	8.00%
10 Years	6.92%

Class B Shares
1 Year	-6.80%
5 Years	8.84%
10 Years(a)	7.22%

Class C Shares
1 Year	-4.64%
5 Years	8.18%
10 Years	6.62%

Advisor Class Shares*
1 Year	-2.76%
5 Years	9.27%
10 Years	7.70%

Class R Shares*
1 Year	-3.36%
5 Years	8.62%
10 Years	7.11%

Class K Shares*
1 Year	-3.04%
5 Years	8.95%
10 Years	7.40%

Class I Shares*
1 Year	-2.76%
5 Years	9.29%
10 Years	7.71%

Class Z Shares*
1 Year	-2.67%
Since Inception†	5.83%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

†	Inception date: 10/15/2013.

See Disclosures, Risks and Note about Historical Performance on page 3.

6	• AB DISCOVERY VALUE FUND

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2015	Ending Account Value May 31, 2016	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,008.60	$5.93	1.18%
Hypothetical**	$1,000	$1,019.10	$5.96	1.18%
Class B
Actual	$1,000	$1,007.90	$6.68	1.33%
Hypothetical**	$1,000	$1,018.35	$6.71	1.33%
Class C
Actual	$1,000	$1,005.40	$9.58	1.91%
Hypothetical**	$1,000	$1,015.45	$9.62	1.91%
Advisor Class
Actual	$1,000	$1,009.80	$4.52	0.90%
Hypothetical**	$1,000	$1,020.50	$4.55	0.90%
Class R
Actual	$1,000	$1,007.10	$7.58	1.51%
Hypothetical**	$1,000	$1,017.45	$7.62	1.51%
Class K
Actual	$1,000	$1,008.70	$6.08	1.21%
Hypothetical**	$1,000	$1,018.95	$6.11	1.21%
Class I
Actual	$1,000	$1,010.30	$4.37	0.87%
Hypothetical**	$1,000	$1,020.65	$4.39	0.87%
Class Z
Actual	$1,000	$1,010.30	$4.02	0.80%
Hypothetical**	$1,000	$1,021.00	$4.04	0.80%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

AB DISCOVERY VALUE FUND •	7

Expense Example

PORTFOLIO SUMMARY

May 31, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $2,411.2

TEN LARGEST HOLDINGS†

May 31, 2016 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Westar Energy, Inc.	$40,484,934	1.7%
NCR Corp.	40,340,088	1.7
QEP Resources, Inc.	39,105,488	1.6
Huntington Bancshares, Inc./OH	37,476,939	1.5
Gramercy Property Trust	36,770,659	1.5
Southwest Gas Corp.	36,531,983	1.5
Gulfport Energy Corp.	36,475,469	1.5
Comerica, Inc.	36,099,324	1.5
Ingredion, Inc.	35,920,415	1.5
Big Lots, Inc.	35,616,823	1.5
	$374,822,122	15.5%

*	All data are as of May 31, 2016. The Fund’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

†	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

8	• AB DISCOVERY VALUE FUND

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

May 31, 2016 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 96.6%
Financials – 23.2%
Banks – 10.2%
Associated Banc-Corp.	1,303,175	$24,356,341
Comerica, Inc.	766,440	36,099,324
First Niagara Financial Group, Inc.	1,981,140	21,634,049
Fulton Financial Corp.	1,651,540	23,534,445
Huntington Bancshares, Inc./OH	3,586,310	37,476,939
Synovus Financial Corp.	699,150	22,491,655
Texas Capital Bancshares, Inc.(a)	378,290	19,383,580
Webster Financial Corp.	721,445	28,251,786
Zions Bancorporation	1,183,699	33,167,246

		246,395,365

Consumer Finance – 0.8%
OneMain Holdings, Inc.(a)(b)	610,880	19,096,109

Insurance – 7.4%
American Financial Group, Inc./OH	404,520	29,643,225
CNO Financial Group, Inc.	979,540	19,874,867
First American Financial Corp.	871,280	33,317,747
Hanover Insurance Group, Inc. (The)	330,560	28,652,941
Reinsurance Group of America, Inc. – Class A	308,030	30,538,094
Validus Holdings Ltd.	730,600	35,572,914

		177,599,788

Real Estate Investment Trusts (REITs) – 3.6%
DDR Corp.	1,209,680	20,818,593
Gramercy Property Trust	4,117,655	36,770,659
Mid-America Apartment Communities, Inc.	289,520	29,817,665

		87,406,917

Thrifts & Mortgage Finance – 1.2%
Essent Group Ltd.(a)	1,276,767	27,910,127

		558,408,306

Information Technology – 18.6%
Communications Equipment – 3.0%
Finisar Corp.(a)	1,917,620	32,254,369
Infinera Corp.(a)	746,930	9,792,252
Polycom, Inc.(a)	2,427,440	29,129,280

		71,175,901

Electronic Equipment, Instruments & Components – 5.6%
Anixter International, Inc.(a)	490,030	29,499,806
CDW Corp./DE	641,960	27,321,818
Keysight Technologies, Inc.(a)	1,016,040	31,121,305
TTM Technologies, Inc.(a)	2,060,522	16,133,887
Vishay Intertechnology, Inc.	2,392,730	31,009,781

		135,086,597

AB DISCOVERY VALUE FUND •	9

Portfolio of Investments

Company	Shares	U.S. $ Value

IT Services – 3.4%
Amdocs Ltd.	542,490	$31,458,995
Booz Allen Hamilton Holding Corp.	1,175,850	34,417,130
Genpact Ltd.(a)	582,980	16,434,206

		82,310,331

Semiconductors & Semiconductor Equipment – 3.7%
Advanced Micro Devices, Inc.(a)(b)	2,881,260	13,167,358
Cypress Semiconductor Corp.(b)	3,349,190	35,601,890
Lam Research Corp.(b)	179,830	14,891,722
Qorvo, Inc.(a)	503,690	25,673,079

		89,334,049

Software – 1.2%
Verint Systems, Inc.(a)	880,600	29,050,994

Technology Hardware, Storage & Peripherals – 1.7%
NCR Corp.(a)	1,306,350	40,340,088

		447,297,960

Consumer Discretionary – 18.5%
Auto Components – 3.3%
Dana Holding Corp.	1,862,900	22,392,058
Lear Corp.	269,580	32,015,321
Tenneco, Inc.(a)	472,760	25,396,667

		79,804,046

Hotels, Restaurants & Leisure – 1.5%
Bloomin’ Brands, Inc.	1,847,880	35,202,114

Household Durables – 3.2%
Helen of Troy Ltd.(a)	189,700	19,506,851
Meritage Homes Corp.(a)	657,928	24,007,793
PulteGroup, Inc.	1,818,060	34,106,806

		77,621,450

Internet & Catalog Retail – 1.0%
Shutterfly, Inc.(a)	471,640	22,780,212

Media – 2.8%
Cable One, Inc.	33,119	16,227,979
Regal Entertainment Group – Class A(b)	1,329,230	27,953,707
Scholastic Corp.	603,510	23,567,065

		67,748,751

Multiline Retail – 1.5%
Big Lots, Inc.(b)	681,010	35,616,823

Specialty Retail – 4.2%
Caleres, Inc.	790,810	19,343,213
Children’s Place, Inc. (The)	455,930	32,133,946
Michaels Cos., Inc. (The)(a)	1,016,710	29,799,770
Office Depot, Inc.(a)	5,760,000	20,620,800

		101,897,729

10	• AB DISCOVERY VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Textiles, Apparel & Luxury Goods – 1.0%
Crocs, Inc.(a)	2,529,680	$24,892,051

		445,563,176

Industrials – 14.7%
Aerospace & Defense – 2.0%
B/E Aerospace, Inc.	580,320	27,646,445
Esterline Technologies Corp.(a)	312,030	21,033,942

		48,680,387

Commercial Services & Supplies – 1.2%
ABM Industries, Inc.	822,120	28,091,840

Construction & Engineering – 4.5%
AECOM(a)	1,017,972	32,687,081
EMCOR Group, Inc.	535,500	25,463,025
Granite Construction, Inc.	322,790	13,857,375
Quanta Services, Inc.(a)	1,272,110	30,568,803
Tutor Perini Corp.(a)	206,259	4,665,579

		107,241,863

Electrical Equipment – 0.9%
Regal Beloit Corp.	393,190	22,462,945

Machinery – 2.5%
ITT, Inc.	739,317	26,253,147
Oshkosh Corp.	762,340	34,999,029

		61,252,176

Road & Rail – 1.2%
Ryder System, Inc.	382,380	26,621,296
Werner Enterprises, Inc.	65,736	1,636,169

		28,257,465

Trading Companies & Distributors – 2.4%
MRC Global, Inc.(a)	2,366,200	33,576,378
WESCO International, Inc.(a)	432,080	25,203,226

		58,779,604

		354,766,280

Energy – 7.6%
Energy Equipment & Services – 3.5%
Helmerich & Payne, Inc.(b)	531,690	32,512,844
Oil States International, Inc.(a)	714,550	23,480,113
RPC, Inc.(a)(b)	1,869,800	27,579,550

		83,572,507

Oil, Gas & Consumable Fuels – 4.1%
Gulfport Energy Corp.(a)	1,186,580	36,475,469
QEP Resources, Inc.	2,099,060	39,105,488
Synergy Resources Corp.(a)	3,767,910	22,758,176

		98,339,133

		181,911,640

AB DISCOVERY VALUE FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Utilities – 4.5%
Electric Utilities – 3.0%
PNM Resources, Inc.	981,013	$32,216,467
Westar Energy, Inc.	718,710	40,484,934

		72,701,401

Gas Utilities – 1.5%
Southwest Gas Corp.	526,170	36,531,983

		109,233,384

Health Care – 4.1%
Health Care Providers & Services – 3.2%
LifePoint Health, Inc.(a)	398,307	26,403,771
Molina Healthcare, Inc.(a)(b)	591,210	28,632,301
WellCare Health Plans, Inc.(a)	220,160	22,328,627

		77,364,699

Life Sciences Tools & Services – 0.9%
ICON PLC(a)	316,700	22,308,348

		99,673,047

Materials – 3.9%
Chemicals – 1.7%
A. Schulman, Inc.	508,500	12,870,135
Huntsman Corp.	1,957,970	29,232,492

		42,102,627

Containers & Packaging – 1.3%
Graphic Packaging Holding Co.	2,355,920	31,569,328

Metals & Mining – 0.9%
Steel Dynamics, Inc.	864,680	21,348,949

		95,020,904

Consumer Staples – 1.5%
Food Products – 1.5%
Ingredion, Inc.	305,940	35,920,415

Total Common Stocks (cost $2,050,202,683)		2,327,795,112

SHORT-TERM INVESTMENTS – 3.0%
Investment Companies – 3.0%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.41%(c)(d) (cost $72,909,691)	72,909,691	72,909,691

Total Investments Before Security Lending Collateral for Securities Loaned – 99.6% (cost $2,123,112,374)		2,400,704,803

12	• AB DISCOVERY VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 5.3%
Investment Companies – 5.3%
AB Exchange Reserves – Class I, 0.38%(c)(d) (cost $129,135,976)	129,135,976	$129,135,976

Total Investments – 104.9% (cost $2,252,248,350)		2,529,840,779
Other assets less liabilities – (4.9)%		(118,619,712)

Net Assets – 100.0%		$2,411,221,067

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(d)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

See notes to financial statements.

AB DISCOVERY VALUE FUND •	13

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

May 31, 2016 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,050,202,683)	$2,327,795,112	(a)
Affiliated issuers (cost $202,045,667—including investment of cash collateral for securities loaned of $129,135,976)	202,045,667
Receivable for investment securities sold	21,710,859
Receivable for shares of beneficial interest sold	6,533,575
Dividends and interest receivable	1,501,946

Total assets	2,559,587,159

Liabilities
Payable for collateral received on securities loaned	129,135,976
Payable for investment securities purchased	8,972,795
Payable for shares of beneficial interest redeemed	8,253,472
Advisory fee payable	1,432,939
Distribution fee payable	260,904
Transfer Agent fee payable	68,797
Administrative fee payable	6,246
Accrued expenses	234,963

Total liabilities	148,366,092

Net Assets	$2,411,221,067

Composition of Net Assets
Paid-in capital	$2,133,036,897
Undistributed net investment income	1,727,782
Accumulated net realized loss on investment transactions	(1,136,041)
Net unrealized appreciation on investments	277,592,429

	$2,411,221,067

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$489,942,318	25,595,304	$19.14	*

B	$4,274,387	236,907	$18.04

C	$139,398,397	8,082,785	$17.25

Advisor	$1,143,714,341	58,501,082	$19.55

R	$95,672,106	5,113,769	$18.71

K	$59,224,946	3,134,436	$18.89

I	$229,669,197	12,071,028	$19.03

Z	$249,325,375	13,120,770	$19.00

(a)	Includes securities on loan with a value of $127,580,688 (see Note E).

*	The maximum offering price per share for Class A shares was $19.99 which reflects a sales charge of 4.25%.

See notes to financial statements.

14	• AB DISCOVERY VALUE FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2016 (unaudited)

Investment Income
Dividends
Unaffiliated issuers	$17,071,470
Affiliated issuers	292,519
Securities lending income	334,420	$17,698,409

Expenses
Advisory fee (see Note B)	8,474,544
Distribution fee—Class A	656,052
Distribution fee—Class B	23,729
Distribution fee—Class C	676,036
Distribution fee—Class R	237,086
Distribution fee—Class K	71,442
Transfer agency—Class A	287,091
Transfer agency—Class B	4,658
Transfer agency—Class C	83,557
Transfer agency—Advisor Class	647,107
Transfer agency—Class R	108,172
Transfer agency—Class K	49,852
Transfer agency—Class I	85,644
Transfer agency—Class Z	21,489
Custodian	114,478
Registration fees	76,083
Printing	63,509
Audit and tax	25,763
Administrative	25,762
Legal	19,177
Trustees’ fees	10,616
Miscellaneous	38,667

Total expenses	11,800,514
Less: expenses waived and reimbursed by the Distributor (see Note C)	(15,424)

Net expenses		11,785,090

Net investment income		5,913,319

Realized and Unrealized Gain on Investment Transactions
Net realized gain on investment transactions		3,022,355
Net change in unrealized appreciation/depreciation of investments		13,103,678

Net gain on investment transactions		16,126,033

Net Increase in Net Assets from Operations		$22,039,352

See notes to financial statements.

AB DISCOVERY VALUE FUND •	15

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended May 31, 2016 (unaudited)		Year Ended November 30, 2015
Increase (Decrease) in Net Assets from Operations
Net investment income	$5,913,319		$6,536,443
Net realized gain on investment transactions	3,022,355		170,805,209
Net change in unrealized appreciation/depreciation of investments	13,103,678		(158,055,802)

Net increase in net assets from operations	22,039,352		19,285,850
Dividends and Distributions to Shareholders from
Net investment income
Class A	(16,146)		(2,768,235)
Class B	– 0	–	(38,338)
Advisor Class	(2,984,836)		(7,285,702)
Class R	– 0	–	(161,716)
Class K	– 0	–	(295,761)
Class I	(474,287)		(2,373,351)
Class Z	(710,268)		(381,639)
Net realized gain on investment transactions
Class A	(30,591,913)		(78,375,685)
Class B	(348,077)		(1,440,273)
Class C	(9,343,707)		(22,805,660)
Advisor Class	(64,021,372)		(117,485,261)
Class R	(6,101,834)		(17,028,523)
Class K	(3,544,298)		(8,424,034)
Class I	(10,936,492)		(37,615,037)
Class Z	(12,069,251)		(5,435,040)
Transactions in Shares of Beneficial Interest
Net increase	88,968,834		339,982,219

Total increase (decrease)	(30,134,295)		57,353,814
Net Assets
Beginning of period	2,441,355,362		2,384,001,548

End of period (including undistributed net investment income of $1,727,782 and $0, respectively)	$2,411,221,067		$2,441,355,362

See notes to financial statements.

16	• AB DISCOVERY VALUE FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

May 31, 2016 (unaudited)

NOTE A

Significant Accounting Policies

AB Trust (the “Trust”) was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of the following three funds: the AB International Value Fund, the AB Discovery Value Fund and the AB Value Fund. Each Fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Discovery Value Fund (the “Fund”). The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. Effective October 15, 2013 the Fund commenced offering of Class Z shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or

AB DISCOVERY VALUE FUND •	17

Notes to Financial Statements

are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that

18	• AB DISCOVERY VALUE FUND

Notes to Financial Statements

significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

AB DISCOVERY VALUE FUND •	19

Notes to Financial Statements

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2016:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$2,327,795,112		$	– 0	–	$	– 0	–	$2,327,795,112
Short-Term Investments	72,909,691			– 0	–		– 0	–	72,909,691
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	129,135,976			– 0	–		– 0	–	129,135,976

Total Investments in Securities	2,529,840,779			– 0	–		– 0	–	2,529,840,779
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total(c)	$2,529,840,779		$	– 0	–	$	– 0	–	$2,529,840,779

(a)	See Portfolio of Investments for sector classifications.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

(c)	There were no transfers between any levels during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

20	• AB DISCOVERY VALUE FUND

Notes to Financial Statements

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are

AB DISCOVERY VALUE FUND •	21

Notes to Financial Statements

charged proportionately to each Fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended May 31, 2016, the reimbursement for such services amounted to $25,762.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $488,900 for the six months ended May 31, 2016.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $2,505 from the sale of Class A shares and received $6,431, $525 and $2,906 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended May 31, 2016.

The Fund may invest in the AB Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not currently available for direct purchase by members of the public. The Government STIF Portfolio currently pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended May 31, 2016 is as follows:

Market Value November 30, 2015 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value May 31, 2016 (000)	Dividend Income (000)
$62,198	$305,927	$295,215	$72,910	$113

22	• AB DISCOVERY VALUE FUND

Notes to Financial Statements

Brokerage commissions paid on investment transactions for the six months ended May 31, 2016 amounted to $1,369,978, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class, Class I and Class Z shares. As of August 1, 2012, with respect to Class B shares, payments made to the Distributor are voluntarily being limited to .35% of the average daily net assets attributable to Class B shares. Effective February 29, 2016 payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. For the six months ended May 31, 2016, such waiver amounted to $15,424. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $176,674, $3,293,049, $2,044,004 and $680,425 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2016 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$623,707,211		$695,648,300
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$366,231,637
Gross unrealized depreciation	(88,639,208)

Net unrealized appreciation	$277,592,429

AB DISCOVERY VALUE FUND •	23

Notes to Financial Statements

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the six months ended May 31, 2016.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in AB Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At May 31, 2016, the Fund had securities on loan with a value of $127,580,688 and had

24	• AB DISCOVERY VALUE FUND

Notes to Financial Statements

received cash collateral which has been invested into AB Exchange Reserves of $129,135,976. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $334,420 and $179,178 from the borrowers and AB Exchange Reserves, respectively, for the six months ended May 31, 2016; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AB Exchange Reserves for the six months ended May 31, 2016 is as follows:

Market Value November 30, 2015 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value May 31, 2016 (000)
$134,478	$447,119	$452,461	$129,136

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Six Months Ended May 31, 2016 (unaudited)	Year Ended November 30, 2015	Six Months Ended May 31, 2016 (unaudited)	Year Ended November 30, 2015

Class A
Shares sold	2,223,836	4,176,457	$39,528,939	$85,733,307

Shares issued in reinvestment of dividends and distributions	1,600,582	3,806,982	28,490,366	75,797,017

Shares converted from Class B	74,437	239,227	1,336,125	4,873,254

Shares redeemed	(5,520,539)	(9,369,363)	(97,193,305)	(190,786,270)

Net decrease	(1,621,684)	(1,146,697)	$(27,837,875)	$(24,382,692)

Class B
Shares sold	4,769	12,256	$79,190	$238,861

Shares issued in reinvestment of dividends and distributions	20,086	73,329	337,249	1,383,714

Shares converted to Class A	(78,905)	(252,498)	(1,336,125)	(4,873,254)

Shares redeemed	(24,355)	(49,050)	(403,755)	(949,318)

Net decrease	(78,405)	(215,963)	$(1,323,441)	$(4,199,997)

Class C
Shares sold	308,257	659,252	$4,873,616	$12,304,609

Shares issued in reinvestment of distributions	532,683	1,150,481	8,570,873	20,984,775

Shares redeemed	(1,125,091)	(1,715,866)	(18,186,278)	(32,094,000)

Net increase (decrease)	(284,151)	93,867	$(4,741,789)	$1,195,384

AB DISCOVERY VALUE FUND •	25

Notes to Financial Statements

	Shares		Amount
	Six Months Ended May 31, 2016 (unaudited)	Year Ended November 30, 2015	Six Months Ended May 31, 2016 (unaudited)	Year Ended November 30, 2015

Advisor Class
Shares sold	6,632,652	19,980,232	$118,000,885	$416,698,381

Shares issued in reinvestment of dividends and distributions	3,452,799	5,713,774	62,668,309	115,875,337

Shares redeemed	(7,616,204)	(12,105,657)	(136,608,593)	(252,709,891)

Net increase	2,469,247	13,588,349	$44,060,601	$279,863,827

Class R
Shares sold	427,625	828,403	$7,494,391	$16,614,132

Shares issued in reinvestment of dividends and distributions	350,183	877,789	6,100,182	17,187,113

Shares redeemed	(1,061,527)	(2,473,668)	(18,520,496)	(49,631,979)

Net decrease	(283,719)	(767,476)	$(4,925,923)	$(15,830,734)

Class K
Shares sold	336,813	649,045	$5,900,296	$13,178,774

Shares issued in reinvestment of dividends and distributions	201,724	443,079	3,544,294	8,719,787

Shares redeemed	(537,695)	(1,001,415)	(9,577,293)	(20,262,196)

Net increase	842	90,709	$(132,703)	$1,636,365

Class I
Shares sold	3,108,941	1,917,786	$52,694,566	$39,222,255

Shares issued in reinvestment of dividends and distributions	644,703	2,020,444	11,391,903	39,923,969

Shares redeemed	(1,367,396)	(7,706,919)	(24,217,323)	(155,293,733)

Net increase (decrease)	2,386,248	(3,768,689)	$39,869,146	$(76,147,509)

Class Z
Shares sold	2,674,057	9,550,526	$46,189,271	$194,651,990

Shares issued in reinvestment of dividends and distributions	724,463	294,595	12,779,518	5,815,309

Shares redeemed	(848,170)	(1,117,231)	(14,967,971)	(22,619,724)

Net increase	2,550,350	8,727,890	$44,000,818	$177,847,575

NOTE G

Risks Involved in Investing in the Fund

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

26	• AB DISCOVERY VALUE FUND

Notes to Financial Statements

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2016.

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending November 30, 2016 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended November 30, 2015 and November 30, 2014 were as follows:

	2015	2014
Distributions paid from:
Ordinary income	$36,128,508	$64,311,774
Net long-term capital gains	265,785,747	149,456,262

Total taxable distributions paid	$301,914,255	$213,768,036

AB DISCOVERY VALUE FUND •	27

Notes to Financial Statements

As of November 30, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed capital gain	$134,952,374
Unrealized appreciation/(depreciation)	262,334,925	(a)

Total accumulated earnings/(deficit)	$397,287,299

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2015, the Fund did not have any capital loss carryforwards.

NOTE J

New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2015-07 (the “ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for investments that are eligible to be measured at fair value using the net asset value per share practical expedient but do not utilize that practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE K

Subsequent Events

The Government STIF Portfolio, prior to June 1, 2016, was offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and was not available for direct purchase by members of the public. Prior to June 1, 2016, the Government STIF Portfolio paid no investment management fees but did bear its own expenses. As of June 1, 2016, the Government STIF Portfolio, which was renamed “AB Government Money Market Portfolio” (the “Government Money Market Portfolio”), will have a contractual investment management fee rate of .20% and will continue to bear its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser will waive its investment management fee from the Fund in an amount equal to Government Money Market Portfolio’s effective management fee.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Fund’s financial statements through this date.

28	• AB DISCOVERY VALUE FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Six Months Ended May 31, 2016 (unaudited)		Year Ended November 30,
			2015	2014	2013	2012		2011

Net asset value, beginning of period	$ 20.19		$ 22.91	$ 22.87	$ 17.40	$ 16.11		$ 16.38

Income From Investment Operations
Net investment income(a)	.04		.03	.10	.05	.06	(b)	.03	(b)
Net realized and unrealized gain (loss) on investment transactions	.05		.13	2.00	6.31	2.18		(.29)

Net increase (decrease) in net asset value from operations	.09		.16	2.10	6.36	2.24		(.26)

Less: Dividends and Distributions
Dividends from net investment income	(.00	)(c)	(.10)	(.05)	(.06)	(.03)		(.01)
Distributions from net realized gain on investment transactions	(1.14)		(2.78)	(2.01)	(.83)	(.92)		– 0	–

Total dividends and distributions	(1.14)		(2.88)	(2.06)	(.89)	(.95)		(.01)

Net asset value, end of period	$ 19.14		$ 20.19	$ 22.91	$ 22.87	$ 17.40		$ 16.11

Total Return
Total investment return based on net asset value(d)	.86%		.87%	10.04%	38.20%	14.71%		(1.57)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$489,942		$549,547	$649,671	$730,909	$523,130		$553,923
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.18	%^	1.20%	1.21%	1.22%	1.25%		1.15%
Expenses, before waivers/reimbursements	1.18%		1.20%	1.21%	1.22%	1.28%		1.27%
Net investment income	.40	%^	.16%	.45%	.27%	.35	%(b)	.15	%(b)
Portfolio turnover rate	28%		47%	50%	56%	63%		72%

See footnote summary on page 36.

AB DISCOVERY VALUE FUND •	29

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class B
	Six Months Ended May 31, 2016 (unaudited)		Year Ended November 30,
			2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 19.11		$ 21.83	$ 21.87	$ 16.66	$ 15.47	$ 15.75

Income From Investment Operations
Net investment income (loss)(a)(e)	.02		.02	.08	.05	.04	(.00	)(c)
Net realized and unrealized gain (loss) on investment transactions	.05		.11	1.91	6.03	2.08	(.27)

Net increase (decrease) in net asset value from operations	.07		.13	1.99	6.08	2.12	(.27)

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.07)	(.02)	(.04)	(.01)	(.01)
Distributions from net realized gain on investment transactions	(1.14)		(2.78)	(2.01)	(.83)	(.92)	– 0	–

Total dividends and distributions	(1.14)		(2.85)	(2.03)	(.87)	(.93)	(.01)

Net asset value, end of period	$ 18.04		$ 19.11	$ 21.83	$ 21.87	$ 16.66	$ 15.47

Total Return
Total investment return based on net asset value(d)	.79%		.78%	9.97%	38.14%	14.57%	(1.71)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,275		$6,026	$11,597	$17,356	$21,546	$30,972
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.33	%^	1.27%	1.27%	1.29%	1.36%	1.30%
Expenses, before waivers/reimbursements	1.98	%^	1.92%	1.92%	1.94%	2.04%	2.03%
Net investment income (loss)(e)	.26	%^	.10%	.40%	.25%	.24%	(.01)%
Portfolio turnover rate	28%		47%	50%	56%	63%	72%

See footnote summary on page 36.

30	• AB DISCOVERY VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Six Months Ended May 31, 2016 (unaudited)	Year Ended November 30,
		2015	2014	2013	2012		2011

Net asset value, beginning of period	$ 18.37	$ 21.13	$ 21.35	$ 16.35	$ 15.28		$ 15.63

Income From Investment Operations
Net investment loss(a)	(.03)	(.10)	(.05)	(.08)	(.06	)(b)	(.09	)(b)
Net realized and unrealized gain (loss) on investment transactions	.05	.12	1.84	5.91	2.05		(.26)

Net increase (decrease) in net asset value from operations	.02	.02	1.79	5.83	1.99		(.35)

Less: Distributions
Distributions from net realized gain on investment transactions	(1.14)	(2.78)	(2.01)	(.83)	(.92)		– 0	–

Net asset value, end of period	$ 17.25	$ 18.37	$ 21.13	$ 21.35	$ 16.35		$ 15.28

Total Return
Total investment return based on net asset value(d)	.54%	.19%	9.22%	37.25%	13.84%		(2.24)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$139,399	$153,736	$174,848	$171,167	$131,370		$137,491
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.91%^	1.90%	1.91%	1.93%	1.96%		1.85%
Expenses, before waivers/reimbursements	1.91%^	1.90%	1.91%	1.93%	2.00%		1.99%
Net investment loss	(.33 )%^	(.55)%	(.26)%	(.42)%	(.36	)%(b)	(.56	)%(b)
Portfolio turnover rate	28%	47%	50%	56%	63%		72%

See footnote summary on page 36.

AB DISCOVERY VALUE FUND •	31

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended May 31, 2016 (unaudited)	Year Ended November 30,
		2015	2014	2013	2012		2011

Net asset value, beginning of period	$ 20.63	$ 23.35	$ 23.27	$ 17.70	$ 16.37		$ 16.63

Income From Investment Operations
Net investment income(a)	.06	.09	.17	.12	.11	(b)	.08	(b)
Net realized and unrealized gain (loss) on investment transactions	.05	.14	2.03	6.40	2.21		(.28)

Net increase (decrease) in net asset value from operations	.11	.23	2.20	6.52	2.32		(.20)

Less: Dividends and Distributions
Dividends from net investment income	(.05)	(.17)	(.11)	(.12)	(.07)		(.06)
Distributions from net realized gain on investment transactions	(1.14)	(2.78)	(2.01)	(.83)	(.92)		– 0	–

Total dividends and distributions	(1.19)	(2.95)	(2.12)	(.95)	(.99)		(.06)

Net asset value, end of period	$ 19.55	$ 20.63	$ 23.35	$ 23.27	$ 17.70		$ 16.37

Total Return
Total investment return based on net asset value(d)	.98%	1.21%	10.34%	38.58%	15.06%		(1.23)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,143,714	$1,155,700	$991,020	$895,950	$620,539		$296,244
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.90%^	.90%	.91%	.93%	.96%		.85%
Expenses, before waivers/reimbursements	.90%^	.90%	.91%	.93%	.98%		.97%
Net investment income	.66%^	.44%	.74%	.58%	.63	%(b)	.46	%(b)
Portfolio turnover rate	28%	47%	50%	56%	63%		72%

See footnote summary on page 36.

32	• AB DISCOVERY VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class R
Six Months Ended May 31, 2016 (unaudited)	Year Ended November 30,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 19.79	$ 22.50	$ 22.53	$ 17.17	$ 15.93	$ 16.21

Income From Investment Operations
Net investment income (loss)(a)	.01	(.03)	.03	(.00	)(c)	.02	(b)	(.01	)(b)
Net realized and unrealized gain (loss) on investment transactions	.05	.13	1.95	6.22	2.14	(.27)

Net increase (decrease) in net asset value from operations	.06	.10	1.98	6.22	2.16	(.28)

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.03)	– 0	–	(.03)	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	(1.14)	(2.78)	(2.01)	(.83)	(.92)	– 0	–

Total dividends and distributions	(1.14)	(2.81)	(2.01)	(.86)	(.92)	– 0	–

Net asset value, end of period	$ 18.71	$ 19.79	$ 22.50	$ 22.53	$ 17.17	$ 15.93

Total Return
Total investment return based on net asset value(d)	.71%	.56%	9.61%	37.81%	14.37%	(1.73)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$95,672	$106,830	$138,740	$144,845	$134,801	$108,078
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.51	%^	1.54%	1.54%	1.54%	1.51%	1.35%
Expenses, before waivers/reimbursements	1.51	%^	1.54%	1.54%	1.54%	1.56%	1.56%
Net investment income (loss)	.06	%^	(.17)%	.12%	(.01)%	.10	%(b)	(.04	)%(b)
Portfolio turnover rate	28%	47%	50%	56%	63%	72%

See footnote summary on page 36.

AB DISCOVERY VALUE FUND •	33

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class K
	Six Months Ended May 31, 2016 (unaudited)		Year Ended November 30,
			2015	2014	2013	2012		2011

Net asset value, beginning of period	$ 19.95		$ 22.67	$ 22.66	$ 17.27	$ 16.00		$ 16.27

Income From Investment Operations
Net investment income(a)	.03		.03	.09	.05	.06	(b)	.03	(b)
Net realized and unrealized gain (loss) on investment transactions	.05		.13	1.98	6.24	2.16		(.27)

Net increase (decrease) in net asset value from operations	.08		.16	2.07	6.29	2.22		(.24)

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.10)	(.05)	(.07)	(.03)		(.03)
Distributions from net realized gain on investment transactions	(1.14)		(2.78)	(2.01)	(.83)	(.92)		– 0	–

Total dividends and distributions	(1.14)		(2.88)	(2.06)	(.90)	(.95)		(.03)

Net asset value, end of period	$ 18.89		$ 19.95	$ 22.67	$ 22.66	$ 17.27		$ 16.00

Total Return
Total investment return based on net asset value(d)	.87%		.87%	10.01%	38.13%	14.75%		(1.50)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$59,225		$62,512	$68,981	$70,370	$50,852		$38,947
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.21	%^	1.23%	1.23%	1.23%	1.22%		1.10%
Expenses, before waivers/reimbursements	1.21	%^	1.23%	1.23%	1.23%	1.25%		1.25%
Net investment income	.36	%^	.13%	.43%	.26%	.39	%(b)	.19	%(b)
Portfolio turnover rate	28%		47%	50%	56%	63%		72%

See footnote summary on page 36.

34	• AB DISCOVERY VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Six Months Ended May 31, 2016 (unaudited)	Year Ended November 30,
		2015	2014	2013	2012		2011

Net asset value, beginning of period	$ 20.10	$22.83	$ 22.80	$ 17.36	$ 16.08		$ 16.35

Income From Investment Operations
Net investment income(a)	.06	.10	.17	.12	.12	(b)	.08	(b)
Net realized and unrealized gain (loss) on investment transactions	.06	.13	1.99	6.28	2.16		(.27)

Net increase (decrease) in net asset value from operations	.12	.23	2.16	6.40	2.28		(.19)

Less: Dividends and Distributions
Dividends from net investment income	(.05)	(.18)	(.12)	(.13)	(.08)		(.08)
Distributions from net realized gain on investment transactions	(1.14)	(2.78)	(2.01)	(.83)	(.92)		– 0	–

Total dividends and distributions	(1.19)	(2.96)	(2.13)	(.96)	(1.00)		(.08)

Net asset value, end of period	$ 19.03	$ 20.10	$ 22.83	$ 22.80	$ 17.36		$ 16.08

Total Return
Total investment return based on net asset value(d)	1.03%	1.21%	10.39%	38.64%	15.09%		(1.23	) %
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$229,669	$194,660	$307,096	$331,014	$159,682		$208,854
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.87%^	.88%	.89%	.89%	.89%		.85%
Expenses, before waivers/reimbursements	.87%^	.88%	.89%	.89%	.90%		.91%
Net investment income	.69%^	.48%	.77%	.59%	.73	%(b)	.45	%(b)
Portfolio turnover rate	28%	47%	50%	56%	63%		72%

See footnote summary on page 36.

AB DISCOVERY VALUE FUND •	35

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class Z
	Six Months Ended May 31, 2016 (unaudited)	Year Ended November 30,		October 15, 2013(f) to November 30, 2013
		2015	2014

Net asset value, beginning of period	$ 20.09	$ 22.82	$ 22.80	$ 21.72

Income From Investment Operations
Net investment income(a)	.07	.10	.16	.02
Net realized and unrealized gain on investment transactions	.04	.15	2.00	1.06

Net increase in net asset value from operations	.11	.25	2.16	1.08

Less: Dividends and Distributions
Dividends from net investment income	(.06)	(.20)	(.13)	– 0	–
Distributions from net realized gain on investment transactions	(1.14)	(2.78)	(2.01)	– 0	–

Total dividends and distributions	(1.20)	(2.98)	(2.14)	– 0	–

Net asset value, end of period	$ 19.00	$ 20.09	$ 22.82	$ 22.80

Total Return
Total investment return based on net asset value(d)	1.03%	1.30%	10.42%	4.97%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$249,325	$212,344	$42,049	$10
Ratio to average net assets of:
Expenses	.80%^	.81%	.81%	.75	%^
Net investment income	.75%^	.48%	.74%	.83	%^
Portfolio turnover rate.	28%	47%	50%	56%

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived and reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Net of fees and expenses waived by Distributor.

(f)	Commencement of distribution.

^	Annualized.

See notes to financial statements.

36	• AB DISCOVERY VALUE FUND

Financial Highlights

BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

William H. Foulk, Jr.(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Carol C. McMullen(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Joseph G. Paul(2), Senior Vice President

James W. MacGregor(2), Vice President

Shri Singhvi(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Small/Mid Cap Value Senior Investment Management Team. Messrs. MacGregor, Paul and Singhvi are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

AB DISCOVERY VALUE FUND •	37

Board of Trustees

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of AB Trust (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Discovery Value Fund (the “Fund”) at a meeting held on May 3-5, 2016 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

38	• AB DISCOVERY VALUE FUND

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2014 and 2015 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the

AB DISCOVERY VALUE FUND •	39

Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, showing the performance of the Class A Shares of the Fund against a peer group and a peer universe selected by Broadridge, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 29, 2016 and (in the case of comparisons with the broad-based securities market index) the period since inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Broadridge concerning advisory fee rates paid by other funds in the same Broadridge category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors considered the Fund’s contractual effective advisory fee rate against a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for institutional clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the institutional fee schedule and the schedule of fees charged to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also noted that the Adviser advises another AB Fund with a substantially similar investment style for the same fee schedule as the Fund.

40	• AB DISCOVERY VALUE FUND

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by Broadridge. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Broadridge category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

AB DISCOVERY VALUE FUND •	41

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AB Trust (the “Trust”) in respect of AB Discovery Value Fund (the “Fund”).2,3 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Trustees of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the

1	The information in the fee summary was completed on April 21, 2016 and discussed with the Board of Trustees on May 3-5, 2016.

2	Future references to the Fund do not include “AB.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

3	On November 1, 2012, the Fund changed its name from AB Small-Mid Cap Value Fund to AB Discovery Value Fund.

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Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”4

FUND ADVISORY FEES, NET ASSETS, EXPENSE CAPS & RATIOS

The Adviser proposed that the Fund pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.5

Fund	Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 3/31/16 ($MIL)
Discovery Value Fund	Specialty	0.75% on 1st $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	$2,369.7

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $52,313 (0.002% of the Fund’s average daily net assets) for such services.

Set forth below are the Fund’s total expense ratios for the most recently completed fiscal year:

Fund	Total Expense Ratio		Fiscal Year End
Discovery Value Fund	Advisor	0.90%	November 30
	Class A	1.20%
	Class B	1.27%
	Class C	1.90%
	Class R	1.54%
	Class K	1.23%
	Class I	0.88%
	Class Z	0.81%

4	Jones v. Harris at 1427.

5	Most of the AB Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

AB DISCOVERY VALUE FUND •	43

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing some of these services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.6 In addition to the AB Institutional fee schedule,

6	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

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set forth below is what would have been the effective advisory fee of the Fund had the AB Institutional fee schedule been applicable to the Fund based on March 31, 2016 net assets:7

Fund	Net Assets 3/31/16 ($MIL)	AB Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Discovery Value Fund	$2,369.7	Small & Mid Cap Value 0.95% on 1st $25 million 0.75% on next $25 million 0.65% on next $50 million 0.55% on the balance Minimum account size: $25m	0.558%	0.750%

The Adviser also manages the AB Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Fund.8 Since the Fund has an identical fee schedule as the AVPS portfolio, the effective fee of the AVPS portfolio is the same as that of the Fund.

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee
Discovery Value Fund	Small/Mid Cap Value Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the sub-advisory relationships that have a somewhat similar investment style as the Fund. Also shown are the Fund’s advisory fees and what would have been the effective advisory fees of the Fund had the fee schedules of the sub-advisory relationships been applicable to the Fund based on March 31, 2016 net assets:

Fund		Fee Schedule	Effective Sub-Adv. Fee	Fund Advisory Fee
Discovery Value Fund	Client #1	0.50% on 1st $250 million 0.45% on the balance	0.455%	0.750%

	Client #2	0.95% on 1st $10 million 0.75% on next $40 million 0.65% on next $50 million 0.55% on the balance	0.557%	0.750%

	Client #3	0.61% on 1st $150 million 0.50% on the balance	0.507%	0.750%

7	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

8	The AVPS portfolio was also affected by the settlement between the Adviser and the NYAG.

AB DISCOVERY VALUE FUND •	45

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Fund by the Adviser.

While it appears that the sub-advisory relationships are paying a lower fee than the Fund, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the services provided, risks involved and other competitive factors between the Fund and sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management, generally required by a registered investment company.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Broadridge, an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services by other investment advisers.9 Broadridge’s analysis included the comparison of the Fund’s contractual management fee, estimated at the approximate current asset level of the subject Fund, to the median of the Fund’s Broadridge Expense Group (“EG”) and the Fund’s contractual management fee ranking.10,11

Broadridge describes an EG as a representative sample of comparable funds. Broadridge’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset size comparability, expense components, operating structure, and expense attributes.12 An EG will typically consist of seven to twenty funds.

9	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

10	The contractual management fee is calculated by Broadridge using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Broadridge’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Fund has the lowest effective fee rate in the Broadridge peer group.

11	The contractual management fee does not reflect any expense reimbursements made by any of the Funds to the Adviser for certain clerical, legal, accounting, administrative, and other services.

12	Broadridge does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have a higher transfer agent expense than comparable sized funds that have relatively large average account sizes.

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Fund	Contractual Management Fee (%)[13]	Broadridge EG Median (%)	Broadridge EG Rank
Discovery Value Fund	0.750	0.763	6/14

Broadridge also analyzed the Fund’s most recently completed fiscal year total expense ratio in comparison to the Fund’s EG and Broadridge Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.14 Set forth below is Broadridge’s comparison of the Fund’s total expense ratio and the medians of the Fund’s EG and EU. The Fund’s total expense ratio ranking is also shown.

Fund	Total Expense Ratio (%)[15]	Broadridge EG Median (%)	Broadridge Group Rank	Broadridge EU Median (%)	Broadridge EU Rank
Discovery Value Fund	1.200	1.283	4/14	1.348	6/36

Based on this analysis, the Fund has a more favorable ranking on a total expense ratio basis than on a contractual management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2015, relative to 2014.

13	The contractual management fee would not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense reimbursements for expense caps that would effectively reduce the actual management fee.

14	Except for asset (size) comparability, Broadridge uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

15	Most recently completed fiscal year end Class A total expense ratio.

AB DISCOVERY VALUE FUND •	47

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. The total amount paid to a financial intermediary associated with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year. In 2014, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $20.4 million for distribution services and educational support (revenue sharing payments).

During the Fund’s most recently completed fiscal year, ABI received from the Fund $7,201, $4,331,059 and $23,526 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.16

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $981,765 in fees from the Fund.

The Fund did not effect brokerage transactions and pay commissions to the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) nor its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” during the Fund’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from any future business conducted in the future with

16	Effective March 1, 2016, ABI will implement a reduction to the Fund’s Class A distribution service payment rate from 0.30% to 0.25%.

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the Fund would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Trustees information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AB Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Trustees an update of Deli’s study on advisory fees and various fund characteristics.17,18 The independent consultant first reiterated the results of his previous

17	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years. Source: Deli, Daniel N. “Mutual Fund Advisory Contracts: An Empirical Investigation.” Journal of Finance, 57(1): 109-133 (2002).

18	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

AB DISCOVERY VALUE FUND •	49

two dimensional comparison analysis (fund size and family size) with the Board of Trustees.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $479 billion as of March 31, 2016, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Broadridge shows the 1, 3, 5 and 10 year performance returns and rankings of the Fund20 relative to its Broadridge Performance Group (“PG”) and Broadridge Performance Universe (“PU”)21 for the periods ended February 29, 2016.22

	Fund (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Discovery Value Fund
1 year	-12.16	-12.98	-12.15	6/14	23/44
3 year	6.92	4.93	5.21	4/13	10/37
5 year	6.45	6.14	5.54	4/12	9/35
10 year	6.51	5.07	5.07	4/11	6/25

19	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

20	The performance rankings are for the Class A shares of the Fund. The Fund’s performance returns shown were provided by Broadridge.

21	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

22	Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if the fund had a different investment classification/objective at a different point in time.

50	• AB DISCOVERY VALUE FUND

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)23 versus its benchmark.24 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.25

	Periods Ending February 29, 2016 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Discovery Value Fund	-12.16	6.92	6.45	6.51	9.65	20.31	0.35	10
Russell 2500 Value Index	-12.06	5.69	6.85	5.26	8.65	18.48	0.31	10
Russell 2500 Index	-13.30	6.84	7.34	6.02	8.31	N/A	N/A	N/A
Inception Date: March 29, 2001

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 2, 2016

23	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

24	The Adviser provided Fund and benchmark performance return information for periods through February 29, 2016.

25	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

AB DISCOVERY VALUE FUND •	51

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

International Strategic Core Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

FIXED INCOME (continued)

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

52	• AB DISCOVERY VALUE FUND

AB Family of Funds

AB DISCOVERY VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

DV-0152-0516

MAY    05.31.16

SEMI-ANNUAL REPORT

AB INTERNATIONAL VALUE FUND

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

July 14, 2016

Semi-Annual Report

This report provides management’s discussion of fund performance for AB International Value Fund (the “Fund”) for the semi-annual reporting period ended May 31, 2016.

Investment Objectives and Policies

The Fund’s investment objective is long-term growth of capital. The Fund invests primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and more than 40 developed and emerging-market countries. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging-market countries worldwide. Under normal market conditions, the Fund invests significantly (at least 40%—unless market conditions are not deemed favorable by AllianceBernstein L.P., the “Adviser”) in securities of non-US companies. In addition, the Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries.

The Fund invests in companies that are determined by the Adviser to be undervalued, using a fundamental value approach. In selecting securities for the Fund’s portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose stocks are priced low in relation to their perceived long-term earnings power.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and equity positions separately and may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures contracts, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Fund may enter into other derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges.

The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than

AB INTERNATIONAL VALUE FUND •	1

direct investments. The Fund may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and “semi-governmental securities”, and enter into forward commitments.

Investment Results

The table on page 6 shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index (net), for the six- and 12-month periods ended May 31, 2016.

All share classes of the Fund underperformed the benchmark for the six-month period, before sales charges. For the 12-month period, all share classes of the Fund underperformed with the exception of the Class I shares, which outperformed. For the six-month period, security selection in the financials, medical and telecommunications sectors contributed to performance, relative to the benchmark. Sector positions detracted, due to underweights in consumer staples and construction & housing, as well as an overweight in capital equipment. An overweight in transportation contributed. An underweight position in Spain and overweights in Portugal and Brazil contributed, while an overweight in Japan and underweight in Australia detracted.

For the 12-month period, security selection in the financials, industrial commodities and capital equipment sectors contributed to performance. Sector positions detracted, due to underweights in consumer staples and construction & housing and an overweight in capital equipment. An overweight in transportation was beneficial to returns. An underweight in Spain and overweight in the Netherlands contributed, while an overweight in China and underweight in Switzerland detracted.

Derivatives were utilized in the form of futures for investment purposes, which detracted from returns for both periods in absolute terms; currency forwards for hedging and investment purposes detracted for the six-month period and added for the 12-month period.

Market Review and Investment Strategy

International equity markets pulled back sharply during the 12-month period, as concerns about Chinese economic policy and stretched valuations of developed stocks during the first half of the 12-month period triggered volatility. The Chinese government introduced a raft of measures to try to stem the crash. Companies were suspended from trading, investors were prohibited from selling shares and a large amount of government money was used to directly buy stocks. When these moves didn’t succeed at calming the markets, the government stepped back and allowed market forces to play a greater role in restoring stability. Markets began to find their footing in the fourth quarter of 2015, as volatility eased somewhat and investors focused on major policy decisions by the US Federal Reserve (the “Fed”) and the European Central Bank (the “ECB”).

2	• AB INTERNATIONAL VALUE FUND

Britain’s move toward a referendum in June on its European Union membership and fears of a global recession remained a concern, however.

Sentiment changed in mid-February, as the Fed signaled that it would probably take a more gradual approach toward rate hikes because of global weakness, and the ECB unveiled a package of measures, pushing rates deeper into negative territory. Commodity prices, particularly oil prices, began to stabilize, helping to alleviate fears of an imminent global recession. In May, markets got a further boost after the Fed bluntly raised the possibility of an earlier-than-expected rate increase, sparking optimism that the US economy must be on solid footing. Markets rallied and the dollar strengthened. Separately, oil was helped by a steady downward trend in US crude production and inventories, as well as short-term supply disruptions in Canada.

The Fund’s Senior Investment Management Team (the “Team”) has continued to identify the most attractive opportunities against a changing market backdrop. The Team has the flexibility to adjust the Fund’s positions in real time when warranted, and to maintain conviction through short-term volatility. As markets face new uncertainties, the Team believes that this disciplined approach is the best way to capture the long-term potential of equities.

On June 23, 2016, the UK voted to leave the European Union (“EU”) in a popular referendum. At this moment in time, the UK remains a member of the EU and the rules and regulations remain unchanged, as do all the protections in place. Exactly how the UK’s role in the EU will change will become clear over time. The Adviser continues to monitor the heightened market volatility.

AB INTERNATIONAL VALUE FUND •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI EAFE Index (net) is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EAFE Index (free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the US and Canada. Net returns reflect the reinvestment of dividends after deduction of non-US withholding tax. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may be underperforming the market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: When the Fund borrows money or otherwise leverages its portfolio, it may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase agreements, forward commitments, or by borrowing money.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• AB INTERNATIONAL VALUE FUND

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

AB INTERNATIONAL VALUE FUND •	5

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED MAY 31, 2016 (unaudited)	NAV Returns
	6 Months	12 Months
AB International Value Fund
Class A	-3.37%	-9.97%

Class B*	-3.72%	-10.72%

Class C	-3.67%	-10.58%

Advisor Class†	-3.24%	-9.78%

Class R†	-3.40%	-10.21%

Class K†	-3.21%	-9.92%

Class I†	-3.09%	-9.58%

MSCI EAFE Index (net)	-2.44%	-9.68%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

6	• AB INTERNATIONAL VALUE FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2016 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-9.97%	-13.78%
5 Years	0.30%	-0.58%
10 Years	-1.80%	-2.22%

Class B Shares
1 Year	-10.72%	-14.29%
5 Years	-0.46%	-0.46%
10 Years(a)	-2.39%	-2.39%

Class C Shares
1 Year	-10.58%	-11.47%
5 Years	-0.43%	-0.43%
10 Years	-2.50%	-2.50%

Advisor Class Shares*
1 Year	-9.78%	-9.78%
5 Years	0.58%	0.58%
10 Years	-1.51%	-1.51%

Class R Shares*
1 Year	-10.21%	-10.21%
5 Years	0.08%	0.08%
10 Years	-2.02%	-2.02%

Class K Shares*
1 Year	-9.92%	-9.92%
5 Years	0.40%	0.40%
10 Years	-1.71%	-1.71%

Class I Shares*
1 Year	-9.58%	-9.58%
5 Years	0.81%	0.81%
10 Years	-1.34%	-1.34%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.40%, 2.23%, 2.15%, 1.14%, 1.69%, 1.38% and 0.93% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

AB INTERNATIONAL VALUE FUND •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END JUNE 30, 2016 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-15.87%
5 Years	-1.37%
10 Years	-2.70%

Class B Shares
1 Year	-16.27%
5 Years	-1.27%
10 Years(a)	-2.87%

Class C Shares
1 Year	-13.62%
5 Years	-1.25%
10 Years	-2.99%

Advisor Class Shares*
1 Year	-11.89%
5 Years	-0.23%
10 Years	-1.99%

Class R Shares*
1 Year	-12.35%
5 Years	-0.73%
10 Years	-2.50%

Class K Shares*
1 Year	-12.06%
5 Years	-0.42%
10 Years	-2.19%

Class I Shares*
1 Year	-11.72%
5 Years	0.00%
10 Years	-1.81%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

8	• AB INTERNATIONAL VALUE FUND

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2015	Ending Account Value May 31, 2016	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$966.30	$7.28	1.48%
Hypothetical**	$1,000	$1,017.60	$7.47	1.48%
Class B
Actual	$1,000	$962.80	$11.43	2.33%
Hypothetical**	$1,000	$1,013.35	$11.73	2.33%
Class C
Actual	$1,000	$963.30	$10.95	2.23%
Hypothetical**	$1,000	$1,013.85	$11.23	2.23%
Advisor Class
Actual	$1,000	$967.60	$6.05	1.23%
Hypothetical**	$1,000	$1,018.85	$6.21	1.23%
Class R
Actual	$1,000	$966.00	$8.31	1.69%
Hypothetical**	$1,000	$1,016.55	$8.52	1.69%
Class K
Actual	$1,000	$967.90	$6.79	1.38%
Hypothetical**	$1,000	$1,018.10	$6.96	1.38%
Class I
Actual	$1,000	$969.10	$4.68	0.95%
Hypothetical**	$1,000	$1,020.25	$4.80	0.95%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

AB INTERNATIONAL VALUE FUND •	9

Expense Example

PORTFOLIO SUMMARY

May 31, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $299.9

*	All data are as of May 31, 2016. The Fund’s sector and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.2% or less in the following countries: Argentina, China, Hungary, India, Italy and Turkey.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

10	• AB INTERNATIONAL VALUE FUND

Portfolio Summary

TEN LARGEST HOLDINGS*

May 31, 2016 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Roche Holding AG	$11,612,020	3.9%
British American Tobacco PLC	10,379,197	3.4
BT Group PLC	10,177,234	3.4
Delhaize Group	8,953,302	3.0
Nippon Telegraph & Telephone Corp.	8,871,196	3.0
Mitsubishi UFJ Financial Group, Inc.	8,155,811	2.7
ING Groep NV	8,078,677	2.7
Vodafone Group PLC	7,389,893	2.5
Royal Dutch Shell PLC – Class A	7,117,965	2.4
Bank of Queensland Ltd.	6,762,866	2.2
	$87,498,161	29.2%

*	Long-term investments.

AB INTERNATIONAL VALUE FUND •	11

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

May 31, 2016 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.2%
Financials – 20.9%
Banks – 13.3%
Australia & New Zealand Banking Group Ltd.	163,510	$3,002,252
Bank of Queensland Ltd.	806,440	6,762,866
Danske Bank A/S	161,660	4,667,001
ING Groep NV	652,855	8,078,677
KB Financial Group, Inc.	77,560	2,212,867
KBC Groep NV(a)	78,880	4,665,720
Mitsubishi UFJ Financial Group, Inc.	1,650,800	8,155,811
OTP Bank PLC	95,029	2,298,617

		39,843,811

Capital Markets – 1.8%
Amundi SA(b)	51,166	2,448,327
Azimut Holding SpA	128,680	2,831,081

		5,279,408

Diversified Financial Services – 1.1%
Challenger Ltd./Australia	460,790	3,178,839

Insurance – 4.7%
Dongbu Insurance Co., Ltd.	47,470	2,908,313
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (REG)	18,740	3,523,181
NN Group NV	139,121	4,643,771
Zurich Insurance Group AG(a)	12,950	3,134,183

		14,209,448

		62,511,506

Consumer Discretionary – 17.2%
Auto Components – 5.5%
Hankook Tire Co., Ltd.	49,480	2,125,075
Magna International, Inc. (New York) – Class A	109,630	4,443,304
Plastic Omnium SA	66,876	2,231,402
Sumitomo Electric Industries Ltd.	333,100	4,674,540
Valeo SA(c)	20,720	3,129,483

		16,603,804

Automobiles – 5.2%
Honda Motor Co., Ltd.	218,900	6,142,687
Peugeot SA(a)	369,910	5,826,923
Tata Motors Ltd. – Class A(a)	763,087	3,543,824

		15,513,434

Leisure Products – 1.1%
Bandai Namco Holdings, Inc.	137,400	3,389,329

Media – 5.4%
Altice NV – Class A(a)(c)	280,760	4,836,843
Liberty Global PLC – Series C(a)	156,978	5,671,615
Vivendi SA	280,153	5,549,477

		16,057,935

		51,564,502

12	• AB INTERNATIONAL VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Industrials – 13.1%
Aerospace & Defense – 1.4%
Airbus Group SE	69,667	$4,335,095

Airlines – 5.0%
International Consolidated Airlines Group SA	775,890	6,008,347
Japan Airlines Co., Ltd.	167,200	5,706,883
Qantas Airways Ltd.(a)	1,427,323	3,174,116

		14,889,346

Industrial Conglomerates – 1.3%
Rheinmetall AG	58,450	4,016,532

Machinery – 3.4%
IHI Corp.	1,534,000	3,917,597
JTEKT Corp.	461,200	6,330,537

		10,248,134

Road & Rail – 2.0%
Central Japan Railway Co.	33,200	5,841,649

		39,330,756

Telecommunication Services – 10.2%
Diversified Telecommunication Services – 7.7%
BT Group PLC	1,591,230	10,177,234
Nippon Telegraph & Telephone Corp.	202,700	8,871,196
TDC A/S	822,740	4,120,041

		23,168,471

Wireless Telecommunication Services – 2.5%
Vodafone Group PLC	2,212,726	7,389,893

		30,558,364

Information Technology – 8.5%
Electronic Equipment, Instruments & Components – 0.8%
Largan Precision Co., Ltd.	30,000	2,495,923

Semiconductors & Semiconductor Equipment – 5.6%
Infineon Technologies AG	351,790	5,267,789
Novatek Microelectronics Corp.	854,000	2,833,688
SCREEN Holdings Co., Ltd.	464,000	4,543,437
Sumco Corp.(c)	590,100	4,132,010

		16,776,924

Software – 1.2%
Nintendo Co., Ltd.	25,100	3,686,818

Technology Hardware, Storage & Peripherals – 0.9%
Samsung Electronics Co., Ltd.	2,320	2,511,137

		25,470,802

AB INTERNATIONAL VALUE FUND •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Energy – 8.0%
Oil, Gas & Consumable Fuels – 8.0%
JX Holdings, Inc.	1,619,900	$6,291,961
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	84,750	2,059,634
Royal Dutch Shell PLC (London) – Class A	210,691	5,058,331
TOTAL SA	94,307	4,573,830
Tupras Turkiye Petrol Rafinerileri AS	129,560	2,919,879
YPF SA (Sponsored ADR)	146,470	3,062,688

		23,966,323

Consumer Staples – 7.9%
Food & Staples Retailing – 3.0%
Delhaize Group	85,430	8,953,302

Household Products – 1.5%
Henkel AG & Co. KGaA (Preference Shares)	38,450	4,485,322

Tobacco – 3.4%
British American Tobacco PLC	170,620	10,379,197

		23,817,821

Health Care – 5.8%
Pharmaceuticals – 5.8%
GlaxoSmithKline PLC	280,010	5,851,881
Roche Holding AG	44,210	11,612,020

		17,463,901

Materials – 4.0%
Chemicals – 4.0%
Arkema SA	56,751	4,655,951
JSR Corp.	208,700	3,046,459
Koninklijke DSM NV	69,331	4,127,040

		11,829,450

Utilities – 3.6%
Electric Utilities – 2.9%
EDP - Energias de Portugal SA	1,608,403	5,361,837
Korea Electric Power Corp.	63,060	3,324,796

		8,686,633

Independent Power and Renewable Electricity Producers – 0.7%
Huaneng Power International, Inc. – Class H	3,134,000	2,134,453

		10,821,086

Total Common Stocks (cost $296,638,378)		297,334,511

14	• AB INTERNATIONAL VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 0.1%
Investment Companies – 0.1%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.41%(d)(e) (cost $410,389)	410,389	$410,389

Total Investments Before Security Lending Collateral for Securities Loaned – 99.3% (cost $297,048,767)		297,744,900

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 2.7%
Investment Companies – 2.7%
AB Exchange Reserves – Class I, 0.38%(d)(e) (cost $8,003,144)	8,003,144	8,003,144

Total Investments – 102.0% (cost $305,051,911)		305,748,044
Other assets less liabilities – (2.0)%		(5,853,953)

Net Assets – 100.0%		$299,894,091

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	5,548	SEK	46,846	6/17/16	$71,871
Barclays Bank PLC	JPY	638,056	USD	5,590	6/17/16	(174,894)
Barclays Bank PLC	KRW	8,592,318	USD	7,089	6/17/16	(125,260)
Barclays Bank PLC	TWD	35,068	USD	1,083	6/17/16	8,527
Barclays Bank PLC	TWD	146,088	USD	4,438	6/17/16	(39,202)
Barclays Bank PLC	USD	8,610	AUD	11,619	6/17/16	(216,940)
Barclays Bank PLC	USD	6,061	SEK	52,008	6/17/16	177,183
BNP Paribas SA	JPY	411,883	USD	3,628	6/17/16	(93,335)
BNP Paribas SA	KRW	1,719,722	USD	1,501	6/17/16	56,764
BNP Paribas SA	USD	3,671	AUD	5,112	6/17/16	21,362
BNP Paribas SA	USD	18,109	JPY	1,997,493	6/17/16	(61,941)
Citibank, NA	CHF	3,961	USD	3,985	6/17/16	(2,341)
Citibank, NA	EUR	3,342	USD	3,773	6/17/16	52,652
Citibank, NA	SEK	20,269	USD	2,444	6/17/16	12,172
Citibank, NA	USD	786	ILS	2,972	6/17/16	(14,204)
Citibank, NA	USD	5,969	JPY	639,183	6/17/16	(193,902)
Citibank, NA	USD	4,596	SEK	37,241	6/17/16	(128,293)
Citibank, NA	EUR	4,570	USD	5,132	9/20/16	27,303
Citibank, NA	USD	7,301	CHF	7,200	9/20/16	(19,209)
Credit Suisse International	AUD	5,668	USD	4,293	6/17/16	199,055
Credit Suisse International	CHF	8,008	USD	8,084	6/17/16	22,378
Credit Suisse International	NZD	5,594	USD	3,775	6/17/16	(6,561)
Credit Suisse International	USD	15,054	CHF	14,667	6/17/16	(288,238)
Credit Suisse International	USD	7,783	EUR	6,969	6/17/16	(24,921)
Credit Suisse International	USD	4,282	JPY	476,000	6/17/16	18,870
Credit Suisse International	USD	6,132	NOK	52,038	6/17/16	88,060

AB INTERNATIONAL VALUE FUND •	15

Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	USD	1,400	TWD	44,995	6/17/16	$(21,324)
Credit Suisse International	HUF	542,035	USD	1,924	9/20/16	1,893
Deutsche Bank AG	USD	6,894	EUR	6,214	6/17/16	23,738
Goldman Sachs Bank USA	CNY	12,831	USD	1,955	6/17/16	6,728
Goldman Sachs Bank USA	JPY	2,770,023	USD	24,887	6/17/16	(139,508)
Goldman Sachs Bank USA	USD	1,862	KRW	2,173,734	6/17/16	(37,218)
HSBC Bank USA	AUD	2,352	USD	1,749	6/17/16	50,267
HSBC Bank USA	CAD	991	USD	761	6/17/16	4,828
HSBC Bank USA	GBP	681	USD	994	6/17/16	8,066
HSBC Bank USA	USD	726	CAD	952	6/17/16	19
HSBC Bank USA	USD	1,963	CNY	12,831	6/17/16	(13,757)
HSBC Bank USA	USD	606	ILS	2,271	6/17/16	(16,538)
HSBC Bank USA	USD	2,746	JPY	305,461	6/17/16	13,907
HSBC Bank USA	USD	1,714	NOK	14,669	6/17/16	39,760
JPMorgan Chase Bank	AUD	3,887	USD	2,796	6/17/16	(11,598)
JPMorgan Chase Bank	NOK	52,580	USD	6,311	6/17/16	26,143
Morgan Stanley & Co., Inc.	AUD	4,216	USD	3,041	6/17/16	(4,587)
Morgan Stanley & Co., Inc.	EUR	1,509	USD	1,702	6/17/16	21,665
Morgan Stanley & Co., Inc.	ILS	5,243	USD	1,345	6/17/16	(16,446)
Morgan Stanley & Co., Inc.	USD	9,225	EUR	8,229	6/17/16	(64,564)
Royal Bank of Scotland PLC	EUR	8,015	USD	9,108	6/17/16	185,201
Royal Bank of Scotland PLC	EUR	3,232	USD	3,522	6/17/16	(75,994)
Royal Bank of Scotland PLC	GBP	557	USD	811	6/17/16	4,484
Royal Bank of Scotland PLC	USD	9,075	CHF	8,785	6/17/16	(231,179)
Royal Bank of Scotland PLC	USD	2,747	GBP	1,869	6/17/16	(39,367)
Royal Bank of Scotland PLC	USD	3,638	JPY	404,127	6/17/16	12,937
Royal Bank of Scotland PLC	USD	3,838	NZD	5,594	6/17/16	(55,754)
Royal Bank of Scotland PLC	USD	2,546	GBP	1,731	9/20/16	(37,157)
Standard Chartered Bank	EUR	1,155	USD	1,336	6/17/16	50,424
Standard Chartered Bank	GBP	631	USD	897	6/17/16	(17,378)
Standard Chartered Bank	KRW	3,479,896	USD	2,799	6/17/16	(122,551)
Standard Chartered Bank	USD	1,327	AUD	1,731	6/17/16	(76,252)
Standard Chartered Bank	KRW	2,945,612	USD	2,486	9/20/16	16,105
Standard Chartered Bank	TWD	23,748	USD	728	9/20/16	1,004
State Street Bank & Trust Co.	CAD	4,639	USD	3,464	6/17/16	(73,036)
State Street Bank & Trust Co.	EUR	1,132	USD	1,292	6/17/16	31,505
State Street Bank & Trust Co.	JPY	195,525	USD	1,805	6/17/16	38,028
State Street Bank & Trust Co.	JPY	370,706	USD	3,276	6/17/16	(72,805)
UBS AG	CHF	6,201	USD	6,381	6/17/16	138,669
UBS AG	EUR	3,027	USD	3,305	6/17/16	(64,679)
UBS AG	EUR	1,172	USD	1,311	9/20/16	2,241

						$(1,147,124)

16	• AB INTERNATIONAL VALUE FUND

Portfolio of Investments

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2016, the market value of this security amounted to $2,448,327 or 0.8% of net assets.

(c)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:
AUD – Australian Dollar
CAD – Canadian Dollar
CHF – Swiss Franc
CNY – Chinese Yuan Renminbi
EUR – Euro
GBP – Great British Pound
HUF – Hungarian Forint
ILS – Israeli Shekel
JPY – Japanese Yen
KRW – South Korean Won
NOK – Norwegian Krone
NZD – New Zealand Dollar
SEK – Swedish Krona
TWD – New Taiwan Dollar
USD – United States Dollar
Glossary:
ADR – American Depositary Receipt
REG – Registered Shares

See notes to financial statements.

AB INTERNATIONAL VALUE FUND •	17

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

May 31, 2016 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $296,638,378)	$297,334,511 (a)
Affiliated issuers (cost $8,413,533—including investment of cash collateral for securities loaned of $8,003,144)	8,413,533
Foreign currencies, at value (cost $1,032,242)	1,017,263
Dividends and interest receivable	2,559,572
Unrealized appreciation on forward currency exchange contracts	1,433,809
Receivable for investment securities sold and foreign currency transactions	657,665
Receivable for shares of beneficial interest sold	186,207

Total assets	311,602,560

Liabilities
Payable for collateral received on securities loaned	8,003,144
Unrealized depreciation on forward currency exchange contracts	2,580,933
Payable for shares of beneficial interest redeemed	744,174
Advisory fee payable	183,047
Distribution fee payable	80,931
Transfer Agent fee payable	21,470
Administrative fee payable	4,994
Accrued expenses	89,776

Total liabilities	11,708,469

Net Assets	$299,894,091

Composition of Net Assets
Paid-in capital	$5,022,928,044
Undistributed net investment income	4,479,669
Accumulated net realized loss on investment and foreign currency transactions	(4,727,020,083)
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(493,539)

$299,894,091

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$148,521,901	12,301,495	$12.07	*

B	$1,523,524	127,917	$11.91

C	$48,969,490	4,165,163	$11.76

Advisor	$68,446,010	5,549,156	$12.33

R	$17,425,211	1,454,662	$11.98

K	$11,959,041	993,465	$12.04

I	$3,048,914	252,948	$12.05

(a)	Includes securities on loan with a value of $7,608,622 (see Note E).

*	The maximum offering price per share for Class A shares was $12.61 which reflects a sales charge of 4.25%.

See notes to financial statements.

18	• AB INTERNATIONAL VALUE FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2016 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $720,701)	$5,691,259
Affiliated issuers	11,334
Securities lending income	90,858	$5,793,451

Expenses
Advisory fee (see Note B)	1,157,348
Distribution fee—Class A	190,178
Distribution fee—Class B	8,783
Distribution fee—Class C	256,840
Distribution fee—Class R	43,342
Distribution fee—Class K	14,351
Transfer agency—Class A	226,304
Transfer agency—Class B	3,486
Transfer agency—Class C	77,133
Transfer agency—Advisor Class	105,525
Transfer agency—Class R	22,538
Transfer agency—Class K	11,481
Transfer agency—Class I	309
Custodian	100,302
Printing	38,414
Registration fees	35,523
Audit and tax	29,606
Administrative	24,589
Legal	19,320
Trustees’ fees	10,630
Miscellaneous	20,800

Total expenses		2,396,802

Net investment income		3,396,649

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized loss on:
Investment transactions		(8,473,025)
Futures		(35,068)
Foreign currency transactions		(1,385,117)
Net change in unrealized appreciation/depreciation of:
Investments		(5,725,287)
Futures		(47,420)
Foreign currency denominated assets and liabilities		98,851

Net loss on investment and foreign currency transactions		(15,567,066)

Net Decrease in Net Assets from Operations		$(12,170,417)

See notes to financial statements.

AB INTERNATIONAL VALUE FUND •	19

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended May 31, 2016 (unaudited)	Year Ended November 30, 2015
Increase (Decrease) in Net Assets from Operations
Net investment income	$3,396,649	$6,820,538
Net realized gain (loss) on investment transactions and foreign currency transactions	(9,893,210)	16,231,282
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(5,673,856)	(22,916,333)
Contributions from Affiliates (see Note B)	– 0	–	105,412

Net increase (decrease) in net assets from operations	(12,170,417)	240,899
Dividends to Shareholders from
Net investment income
Class A	(2,314,659)	(5,888,991)
Class B	– 0	–	(138,435)
Class C	(332,256)	(1,681,563)
Advisor Class	(1,317,553)	(3,002,222)
Class R	(201,072)	(706,476)
Class K	(167,320)	(458,438)
Class I	(67,664)	(124,962)
Transactions in Shares of Beneficial Interest
Net decrease	(28,417,285)	(52,699,323)

Total decrease	(44,988,226)	(64,459,511)
Net Assets
Beginning of period	344,882,317	409,341,828

End of period (including undistributed net investment income of $4,479,669 and $5,483,544, respectively)	$299,894,091	$344,882,317

See notes to financial statements.

20	• AB INTERNATIONAL VALUE FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

May 31, 2016 (unaudited)

NOTE A

Significant Accounting Policies

AB Trust (the “Trust”) was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of the following three funds: the AB International Value Fund, the AB Discovery Value Fund and the AB Value Fund. Each Fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB International Value Fund (the “Fund”). The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Trust is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or

AB INTERNATIONAL VALUE FUND •	21

Notes to Financial Statements

are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s

22	• AB INTERNATIONAL VALUE FUND

Notes to Financial Statements

financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

AB INTERNATIONAL VALUE FUND •	23

Notes to Financial Statements

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2016:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$	– 0	–	$62,511,506		$	– 0	–	$62,511,506
Consumer Discretionary		10,114,919		41,449,583			– 0	–	51,564,502
Industrials		– 0	–	39,330,756			– 0	–	39,330,756
Telecommunication Services		– 0	–	30,558,364			– 0	–	30,558,364
Information Technology		– 0	–	25,470,802			– 0	–	25,470,802
Energy		3,062,688		20,903,635			– 0	–	23,966,323
Consumer Staples		– 0	–	23,817,821			– 0	–	23,817,821
Health Care		– 0	–	17,463,901			– 0	–	17,463,901
Materials		– 0	–	11,829,450			– 0	–	11,829,450
Utilities		– 0	–	10,821,086			– 0	–	10,821,086
Short-Term Investments		410,389		– 0	–		– 0	–	410,389
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund		8,003,144		– 0	–		– 0	–	8,003,144

Total Investments in Securities		21,591,140		284,156,904	(a)		– 0	–	305,748,044
Other Financial Instruments(b):
Assets:
Forward Currency Exchange Contracts		– 0	–	1,433,809			– 0	–	1,433,809
Liabilities:
Forward Currency Exchange Contracts		– 0	–	(2,580,933)			– 0	–	(2,580,933)

Total(c)(d)		$21,591,140		$283,009,780		$	– 0	–	$304,600,920

(a)

A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note 1.A.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

(c)	An amount of $11,518,234 was transferred from Level 1 to Level 2 due to the above mentioned foreign equity fair valuation using third party vendor modeling tools during the reporting period.

(d)	There were no transfers from Level 2 to Level 1 during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any

24	• AB INTERNATIONAL VALUE FUND

Notes to Financial Statements

responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

AB INTERNATIONAL VALUE FUND •	25

Notes to Financial Statements

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. In consideration of recent decisions rendered by the European courts, the Fund filed reclaims to recover taxes withheld on dividends earned from certain European Union countries during calendar years 2008 through 2010. These filings are subject to various administrative and judicial proceedings within these countries. In July 2015, the Fund successfully recovered taxes withheld by Finland for the aforementioned calendar years in the amount of 986,466 EUR. Such amount is reflected in the statement of operations as an offset to foreign taxes withheld and recorded in dividend and interest income of 953,723 EUR and 32,743 EUR, respectively. No other amounts for additional tax reclaims are disclosed in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged proportionately to each Fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

26	• AB INTERNATIONAL VALUE FUND

Notes to Financial Statements

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended May 31, 2016, the reimbursement for such services amounted to $24,589.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $148,167 for the six months ended May 31, 2016.

During the year ended November 30, 2015, ABIS reimbursed the Fund in the amount of $105,412 for prior year fee adjustments.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $817 from the sale of Class A shares and received $1,235, $159 and $95 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended May 31, 2016.

The Fund may invest in the AB Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not currently available for direct purchase by members of the public. The Government STIF Portfolio currently pays no investment management

AB INTERNATIONAL VALUE FUND •	27

Notes to Financial Statements

fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended May 31, 2016 is as follows:

Market Value November 30, 2015 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value May 31, 2016 (000)	Dividend Income (000)
$ – 0 –	$34,891	$34,481	$410	$2

Brokerage commissions paid on investment transactions for the six months ended May 31, 2016 amounted to $190,493, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. Effective February 27, 2015, payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of Class A shares’ average daily net assets. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $1,515,522, $6,390,762, $2,265,085 and $2,377,460 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2016 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$96,165,711		$127,817,895
U.S. government securities	– 0	–	– 0	–

28	• AB INTERNATIONAL VALUE FUND

Notes to Financial Statements

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

Gross unrealized appreciation	$18,772,062
Gross unrealized depreciation	(18,075,929)

Net unrealized appreciation	$696,133

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

AB INTERNATIONAL VALUE FUND •	29

Notes to Financial Statements

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended May 31, 2016, the Fund held futures for non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended May 31, 2016, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying

30	• AB INTERNATIONAL VALUE FUND

Notes to Financial Statements

credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

At May 31, 2016, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	$1,433,809	Unrealized depreciation on forward currency exchange contracts	$2,580,933

Total		$1,433,809		$2,580,933

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(35,068)	$(47,420)

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(1,258,970)	(36,347)

Total		$(1,294,038)	$(83,767)

AB INTERNATIONAL VALUE FUND •	31

Notes to Financial Statements

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended May 31, 2016:

Futures:
Average original value of buy contracts	$520,801	(a)
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$93,461,739
Average principal amount of sale contracts	$97,375,782

(a)	Positions were open for three months during the period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Fund as of May 31, 2016:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset	Cash Collateral Received	Security Collateral Received	Net Amount of Derivatives Assets

OTC Derivatives:
Bank of America, NA	$71,871	$	– 0	–	$	– 0	–	$	– 0	–	$71,871
Barclays Bank PLC	185,710	(185,710)	– 0	–	– 0	–	– 0	–
BNP Paribas SA	78,126	(78,126)	– 0	–	– 0	–	– 0	–
Citibank, NA	92,127	(92,127)	– 0	–	– 0	–	– 0	–
Credit Suisse International	330,256	(330,256)	– 0	–	– 0	–	– 0	–
Deutsche Bank AG	23,738	– 0	–	– 0	–	– 0	–	23,738
Goldman Sachs Bank USA	6,728	(6,728)	– 0	–	– 0	–	– 0	–
HSBC Bank USA	116,847	(30,295)	– 0	–	– 0	–	86,552
JPMorgan Chase Bank	26,143	(11,598)	– 0	–	– 0	–	14,545
Morgan Stanley & Co., Inc.	21,665	(21,665)	– 0	–	– 0	–	– 0	–
Royal Bank of Scotland PLC	202,622	(202,622)	– 0	–	– 0	–	– 0	–
Standard Chartered Bank	67,533	(67,533)	– 0	–	– 0	–	– 0	–
State Street Bank & Trust Co.	69,533	(69,533)	– 0	–	– 0	–	– 0	–
UBS AG	140,910	(64,679)	– 0	–	– 0	–	76,231

Total	$1,433,809	$(1,160,872)	$	– 0	–	$	– 0	–	$272,937	^

32	• AB INTERNATIONAL VALUE FUND

Notes to Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset	Cash Collateral Pledged			Security Collateral Pledged			Net Amount of Derivatives Liabilities

OTC Derivatives:
Barclays Bank PLC	$556,296	$(185,710)	$	– 0	–	$	– 0	–	$370,586
BNP Paribas SA	155,276	(78,126)		– 0	–		– 0	–	77,150
Citibank, NA	357,949	(92,127)		– 0	–		– 0	–	265,822
Credit Suisse International	341,044	(330,256)		– 0	–		– 0	–	10,788
Goldman Sachs Bank USA	176,726	(6,728)		– 0	–		– 0	–	169,998
HSBC Bank USA	30,295	(30,295)		– 0	–		– 0	–	– 0	–
JPMorgan Chase Bank	11,598	(11,598)		– 0	–		– 0	–	– 0	–
Morgan Stanley & Co., Inc.	85,597	(21,665)		– 0	–		– 0	–	63,932
Royal Bank of Scotland PLC	439,451	(202,622)		– 0	–		– 0	–	236,829
Standard Chartered Bank	216,181	(67,533)		– 0	–		– 0	–	148,648
State Street Bank & Trust Co.	145,841	(69,533)		– 0	–		– 0	–	76,308
UBS AG	64,679	(64,679)		– 0	–		– 0	–	– 0	–

Total	$2,580,933	$(1,160,872)	$	– 0	–	$	– 0	–	$1,420,061	^

^	Net amount represents the net receivable/(payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

AB INTERNATIONAL VALUE FUND •	33

Notes to Financial Statements

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in AB Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At May 31, 2016, the Fund had securities on loan with a value of $7,608,622 and had received cash collateral which has been invested into AB Exchange Reserves of $8,003,144. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $90,858 and $9,318 from the borrowers and AB Exchange Reserves, respectively, for the six months ended May 31, 2016; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AB Exchange Reserves for the six months ended May 31, 2016 is as follows:

Market Value November 30, 2015 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value May 31, 2016 (000)
$ 6,188	$93,120	$91,305	$8,003

34	• AB INTERNATIONAL VALUE FUND

Notes to Financial Statements

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

Shares	Amount
Six Months Ended May 31, 2016 (unaudited)	Year Ended November 30, 2015	Six Months Ended May 31, 2016 (unaudited)	Year Ended November 30, 2015

Class A
Shares sold	539,962	1,264,234	$6,339,362	$16,217,860

Shares issued in reinvestment of dividends	175,196	441,621	2,137,394	5,427,521

Shares converted from Class B	50,099	372,027	596,374	4,775,816

Shares redeemed	(1,751,958)	(3,839,321)	(20,748,114)	(49,136,607)

Net decrease	(986,701)	(1,761,439)	$(11,674,984)	$(22,715,410)

Class B
Shares sold	3,146	10,861	$36,278	$138,607

Shares issued in reinvestment of dividends	– 0	–	10,404	– 0	–	125,788

Shares converted to Class A	(50,736)	(379,420)	(596,374)	(4,775,816)

Shares redeemed	(9,497)	(83,776)	(112,398)	(1,051,009)

Net decrease	(57,087)	(441,931)	$(672,494)	$(5,562,430)

Class C
Shares sold	98,830	469,017	$1,147,337	$5,823,664

Shares issued in reinvestment of dividends	24,532	123,940	292,419	1,487,265

Shares redeemed	(723,578)	(1,413,664)	(8,356,719)	(17,595,169)

Net decrease	(600,216)	(820,707)	$(6,916,963)	$(10,284,240)

Advisor Class
Shares sold	246,731	819,642	$2,956,391	$10,803,628

Shares issued in reinvestment of dividends	84,636	194,083	1,053,715	2,433,807

Shares redeemed	(1,036,417)	(1,652,396)	(12,408,989)	(21,607,242)

Net decrease	(705,050)	(638,671)	$(8,398,883)	$(8,369,807)

Class R
Shares sold	190,451	384,514	$2,225,015	$4,887,857

Shares issued in reinvestment of dividends	16,587	57,898	200,871	706,358

Shares redeemed	(282,146)	(786,901)	(3,329,283)	(9,933,143)

Net decrease	(75,108)	(344,489)	$(903,397)	$(4,338,928)

AB INTERNATIONAL VALUE FUND •	35

Notes to Financial Statements

	Shares		Amount
	Six Months Ended May 31, 2016 (unaudited)	Year Ended November 30, 2015	Six Months Ended May 31, 2016 (unaudited)	Year Ended November 30, 2015

Class K
Shares sold	100,772	245,437	$1,163,394	$3,139,543

Shares issued in reinvestment of dividends	13,771	37,423	167,321	458,438

Shares redeemed	(70,014)	(427,207)	(827,192)	(5,390,874)

Net increase (decrease)	44,529	(144,347)	$503,523	$(1,792,893)

Class I
Shares sold	33,768	37,370	$397,528	$476,693

Shares issued in reinvestment of dividends	3,383	5,963	41,101	73,054

Shares redeemed	(68,045)	(14,286)	(792,716)	(185,362)

Net increase (decrease)	(30,894)	29,047	$(354,087)	$364,385

NOTE G

Risks Involved in Investing in the Fund

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory, or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward

36	• AB INTERNATIONAL VALUE FUND

Notes to Financial Statements

currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2016.

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending November 30, 2016 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended November 30, 2015 and November 30, 2014 were as follows:

	2015	2014
Distributions paid from:
Ordinary income	$12,001,087	$24,831,775

Total taxable distributions paid	$12,001,087	$24,831,775

AB INTERNATIONAL VALUE FUND •	37

Notes to Financial Statements

As of November 30, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$3,518,987
Accumulated capital and other losses	(4,715,761,061	)(a)
Unrealized appreciation/(depreciation)	4,942,149	(b)

Total accumulated earnings/(deficit)	$(4,707,299,925	)(c)

(a)

As of November 30, 2015, the Fund had a net capital loss carryforward of $4,715,761,061. During the fiscal year, the Fund utilized $13,081,251 of capital loss carryforwards to offset current year net realized gains.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the tax treatment of refunded EU foreign tax reclaims.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-December 22, 2010 capital losses must be utilized prior to the earlier capital losses, which are subject to expiration. Post-December 22, 2010 capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of November 30, 2015, the Fund had a net capital loss carryforward of $4,715,761,061 which will expire as follows:

Short-Term Amount	Long-Term Amount	Expiration
$910,262,011	n/a	2016
3,355,600,017	n/a	2017
200,531,013	n/a	2018
123,201,431	n/a	2019
38,129,469	$88,037,120	no expiration

NOTE J

New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2015-07 (the “ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for investments that are eligible to be measured at fair value using the net asset value per share practical expedient but do not utilize that practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

38	• AB INTERNATIONAL VALUE FUND

Notes to Financial Statements

NOTE K

Subsequent Events

The Government STIF Portfolio, prior to June 1, 2016, was offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and was not available for direct purchase by members of the public. Prior to June 1, 2016, the Government STIF Portfolio paid no investment management fees but did bear its own expenses. As of June 1, 2016, the Government STIF Portfolio, which was renamed “AB Government Money Market Portfolio” (the “Government Money Market Portfolio”), will have a contractual investment management fee rate of .20% and will continue to bear its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser will waive its investment management fee from the Fund in an amount equal to Government Money Market Portfolio’s effective management fee.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Fund’s financial statements through this date.

AB INTERNATIONAL VALUE FUND •	39

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Six Months Ended May 31, 2016 (unaudited)	Year Ended November 30,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 12.67	$ 13.06	$ 13.86	$ 11.24	$ 11.31	$ 13.07

Income From Investment Operations
Net investment income(a)	.14	.24	.38	.21	.25	.24
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.56)	(.23)	(.55)	2.77	.18	(1.55)
Contributions from Affiliates	– 0	–	.00	(b)	– 0	–	.00	(b)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.42)	.01	(.17)	2.98	.43	(1.31)

Less: Dividends
Dividends from net investment income	(.18)	(.40)	(.63)	(.36)	(.50)	(.45)

Net asset value, end of period	$ 12.07	$ 12.67	$ 13.06	$ 13.86	$ 11.24	$ 11.31

Total Return
Total investment return based on net asset value(c)	(3.37)%	.14	%††	(1.19)%	27.13%	4.16	%*†	(10.60)%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$149	$168	$197	$263	$289	$501
Ratio to average net assets of:
Expenses	1.48	%^	1.41%	1.47%	1.42%	1.41%	1.38%
Net investment income	2.29	%^	1.90%	2.80%	1.70%	2.33%	1.81%
Portfolio turnover rate	31%	71%	60%	56%	34%	52%

See footnote summary on page 46.

40	• AB INTERNATIONAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class B
Six Months Ended May 31, 2016 (unaudited)	Year Ended November 30,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 12.37	$ 12.70	$ 13.46	$ 10.91	$ 10.95	$ 12.65

Income From Investment Operations
Net investment income(a)	.07	.11	.29	.12	.16	.13
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.53)	(.20)	(.54)	2.69	.18	(1.50)
Contributions from Affiliates	– 0	–	.00	(b)	– 0	–	.00	(b)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.46)	(.09)	(.25)	2.81	.34	(1.37)

Less: Dividends
Dividends from net investment income	– 0	–	(.24)	(.51)	(.26)	(.38)	(.33)

Net asset value, end of period	$ 11.91	$ 12.37	$ 12.70	$ 13.46	$ 10.91	$ 10.95

Total Return
Total investment return based on net asset value(c)	(3.72)%	(.70	)%††	(1.86)%	26.21%	3.30	%*†	(11.29)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,524	$2,289	$7,961	$14,653	$19,381	$29,540
Ratio to average net assets of:
Expenses	2.33	%^	2.23%	2.18%	2.14%	2.19%	2.16%
Net investment income	1.28	%^	.87%	2.23%	.97%	1.51%	1.04%
Portfolio turnover rate	31%	71%	60%	56%	34%	52%

See footnote summary on page 46.

AB INTERNATIONAL VALUE FUND •	41

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class C
Six Months Ended May 31, 2016 (unaudited)	Year Ended November 30,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 12.28	$ 12.67	$ 13.46	$ 10.92	$ 10.97	$ 12.67

Income From Investment Operations
Net investment income(a)	.09	.14	.27	.12	.17	.14
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.54)	(.23)	(.52)	2.69	.17	(1.51)
Contributions from Affiliates	– 0	–	.00	(b)	– 0	–	.00	(b)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.45)	(.09)	(.25)	2.81	.34	(1.37)

Less: Dividends
Dividends from net investment income	(.07)	(.30)	(.54)	(.27)	(.39)	(.33)

Net asset value, end of period	$ 11.76	$ 12.28	$ 12.67	$ 13.46	$ 10.92	$ 10.97

Total Return
Total investment return based on net asset value(c)	(3.67)%	(.62	)%††	(1.87)%	26.26%	3.36	%*†	(11.27)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$48,969	$58,504	$70,775	$88,329	$91,261	$129,755
Ratio to average net assets of:
Expenses	2.23	%^	2.15%	2.17%	2.13%	2.13%	2.11%
Net investment income	1.50	%^	1.15%	2.05%	.99%	1.57%	1.09%
Portfolio turnover rate	31%	71%	60%	56%	34%	52%

See footnote summary on page 46.

42	• AB INTERNATIONAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Advisor Class
Six Months Ended May 31, 2016 (unaudited)	Year Ended November 30,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 12.96	$ 13.37	$ 14.17	$ 11.49	$ 11.55	$ 13.36

Income From Investment Operations
Net investment income(a)	.15	.28	.43	.25	.29	.28
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.57)	(.24)	(.55)	2.83	.18	(1.59)
Contributions from Affiliates	– 0	–	.00	(b)	– 0	–	.00	(b)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.42)	.04	(.12)	3.08	.47	(1.31)

Less: Dividends
Dividends from net investment income	(.21)	(.45)	(.68)	(.40)	(.53)	(.50)

Net asset value, end of period	$ 12.33	$ 12.96	$ 13.37	$ 14.17	$ 11.49	$ 11.55

Total Return
Total investment return based on net asset value(c)	(3.24)%	.38	%††	(.85)%	27.49%	4.46	%*†	(10.39)%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$68	$81	$92	$132	$140	$292
Ratio to average net assets of:
Expenses	1.23	%^	1.14%	1.16%	1.12%	1.11%	1.10%
Net investment income	2.50	%^	2.16%	3.17%	2.00%	2.57%	2.08%
Portfolio turnover rate	31%	71%	60%	56%	34%	52%

See footnote summary on page 46.

AB INTERNATIONAL VALUE FUND •	43

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class R
Six Months Ended May 31, 2016 (unaudited)	Year Ended November 30,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 12.54	$ 12.96	$ 13.75	$ 11.16	$ 11.24	$ 13.00

Income From Investment Operations
Net investment income(a)	.12	.20	.34	.18	.23	.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.55)	(.24)	(.52)	2.76	.17	(1.56)
Contributions from Affiliates	– 0	–	.00	(b)	– 0	–	.00	(b)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.43)	(.04)	(.18)	2.94	.40	(1.34)

Less: Dividends
Dividends from net investment income	(.13)	(.38)	(.61)	(.35)	(.48)	(.42)

Net asset value, end of period	$ 11.98	$ 12.54	$ 12.96	$ 13.75	$ 11.16	$ 11.24

Total Return
Total investment return based on net asset value(c)	(3.40)%	(.23	)%††	(1.35)%	26.92%	3.92	%*†	(10.83)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$17,425	$19,181	$24,286	$30,986	$34,488	$43,628
Ratio to average net assets of:
Expenses	1.69	%^	1.69%	1.63%	1.61%	1.59%	1.56%
Net investment income	2.10	%^	1.60%	2.59%	1.51%	2.16%	1.65%
Portfolio turnover rate	31%	71%	60%	56%	34%	52%

See footnote summary on page 46.

44	• AB INTERNATIONAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class K
Six Months Ended May 31, 2016 (unaudited)	Year Ended November 30,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 12.62	$ 13.04	$ 13.86	$ 11.23	$ 11.26	$ 13.03

Income From Investment Operations
Net investment income(a)	.15	.25	.36	.22	.27	.25
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.55)	(.25)	(.51)	2.77	.17	(1.54)
Contributions from Affiliates	– 0	–	.00	(b)	– 0	–	.00	(b)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.40)	– 0	–	(.15)	2.99	.44	(1.29)

Less: Dividends
Dividends from net investment income	(.18)	(.42)	(.67)	(.36)	(.47)	(.48)

Net asset value, end of period	$ 12.04	$ 12.62	$ 13.04	$ 13.86	$ 11.23	$ 11.26

Total Return
Total investment return based on net asset value(c)	(3.21)%	.07	%††	(1.06)%	27.28%	4.28	%*†	(10.52)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11,959	$11,979	$14,257	$23,484	$15,737	$38,454
Ratio to average net assets of:
Expenses	1.38	%^	1.38%	1.32%	1.30%	1.28%	1.25%
Net investment income	2.47	%^	1.93%	2.72%	1.78%	2.54%	1.91%
Portfolio turnover rate	31%	71%	60%	56%	34%	52%

See footnote summary on page 46.

AB INTERNATIONAL VALUE FUND •	45

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class I
Six Months Ended May 31, 2016 (unaudited)	Year Ended November 30,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 12.68	$ 13.11	$ 13.92	$ 11.30	$ 11.40	$ 13.20

Income From Investment Operations
Net investment income(a)	.16	.31	.44	.26	.30	.30
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.55)	(.25)	(.54)	2.79	.19	(1.56)
Contributions from Affiliates	– 0	–	.00	(b)	– 0	–	.00	(b)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.39)	.06	(.10)	3.05	.49	(1.26)

Less: Dividends
Dividends from net investment income	(.24)	(.49)	(.71)	(.43)	(.59)	(.54)

Net asset value, end of period	$ 12.05	$ 12.68	$ 13.11	$ 13.92	$ 11.30	$ 11.40

Total Return
Total investment return based on net asset value(c)	(3.09)%	.57	%††	(.67)%	27.81%	4.75	%*†	(10.23)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,049	$3,598	$3,342	$3,754	$17,001	$210,944
Ratio to average net assets of:
Expenses	.95	%^	.93%	.89%	.85%	.85%	.86%
Net investment income	2.65	%^	2.39%	3.30%	2.22%	2.70%	2.28%
Portfolio turnover rate	31%	71%	60%	56%	34%	52%

(a)	Based on average shares outstanding.

(b)	Amount is less than $.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the year ended November 30, 2012 by 0.02%.

†	Includes the impact of proceeds received and credited to the Fund resulting from third party regulatory settlements, which enhanced the Fund’s performance for the year ended November 30, 2012 by 0.01%.

††	Includes the impact of foreign withholding tax reclaims received, which enhanced the Fund’s performance for the year ended November 30, 2015 by 0.33%. See Note A.4.

^	Annualized.

See notes to financial statements.

46	• AB INTERNATIONAL VALUE FUND

Financial Highlights

BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1), Chairman	Robert M. Keith, President and
John H. Dobkin(1)	Chief Executive Officer
Michael J. Downey(1)	Carol C. McMullen(1)
William H. Foulk, Jr.(1)	Garry L. Moody(1)
D. James Guzy(1)	Earl D. Weiner(1)
Nancy P. Jacklin(1)

OFFICERS

Philip L. Kirstein,	Emilie D. Wrapp, Secretary
Senior Vice President and Independent Compliance Officer	Joseph J. Mantineo, Treasurer and Chief Financial Officer
Tawhid Ali(2), Vice President	Phyllis J. Clarke, Controller
Takeo Aso(2), Vice President	Vincent S. Noto, Chief Compliance
Avi Lavi(2), Vice President	Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the International Value Senior Investment Management Team. Messrs. Ali, Aso, and Lavi are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

AB INTERNATIONAL VALUE FUND •	47

Board of Trustees

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of AB Trust (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB International Value Fund (the “Fund”) at a meeting held on May 3-5, 2016 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

48	• AB INTERNATIONAL VALUE FUND

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2014 and 2015 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the

AB INTERNATIONAL VALUE FUND •	49

Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, showing the performance of the Class A Shares of the Fund against a peer group and a peer universe selected by Broadridge, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 29, 2016 and (in the case of comparisons with the broad-based securities market index) the period since inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Broadridge concerning advisory fee rates paid by other funds in the same Broadridge category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors considered the Fund’s contractual effective advisory fee rate against a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for institutional clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the institutional fee schedule and the schedule of fees charged to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also noted that the Adviser advises another AB Fund with a substantially similar investment style for the same fee schedule as the

50	• AB INTERNATIONAL VALUE FUND

Fund. The directors also considered that a portfolio of Sanford C. Bernstein Fund, Inc. pursuing a somewhat similar investment style has higher fee rates at each breakpoint of its fee schedule, and that the Adviser has been waiving 5 basis points of the advisory fee payable by that portfolio under its contract since November 2011.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by Broadridge. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Broadridge category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. After reviewing and discussing the Adviser’s explanations of the reasons that the Fund’s expense ratio was above the medians, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

AB INTERNATIONAL VALUE FUND •	51

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AB Trust, Inc. (the “Trust”) in respect of AB International Value Fund (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Trustees of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation

1	The information in the fee summary was completed on April 21, 2016 and discussed with the Board of Trustees on May 3-5, 2016.

2	Future references to the Fund do not include “AB.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

52	• AB INTERNATIONAL VALUE FUND

of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

FUND ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Fund pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Fund	Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 3/31/16 ($MIL)
International Value Fund	International	0.75% on 1st $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	$307.9

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $49,303 (0.013% of the Fund’s average daily net assets) for such services.

Set forth below are the Fund’s total expense ratios for the most recently completed fiscal year:

Fund	Total Expense Ratio[5]		Fiscal Year End
International Value Fund	Advisor	1.14%	November 30
	Class A	1.41%
	Class B	2.23%
	Class C	2.15%
	Class R	1.69%
	Class K	1.38%
	Class I	0.93%

3	Jones v. Harris at 1427.

4	Most of the AB Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

5	Annualized.

AB INTERNATIONAL VALUE FUND •	53

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing some of these services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.6 In addition to the AB Institutional fee schedule,

6	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

54	• AB INTERNATIONAL VALUE FUND

set forth below is what would have been the effective advisory fee of the Fund had the AB Institutional fee schedule been applicable to the Fund based on March 31, 2016 net assets:7

Fund	Net Assets 3/31/16 ($MIL)	AB Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
International Value Fund	$307.9	International Value 0.80% on 1st $25 million 0.60% on next $25 million 0.50% on next $50 million 0.40% on next the balance Minimum account size: $25m	0.465%	0.750%

The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. The International Portfolio of SCB Fund (“SCB International Portfolio”) has a somewhat similar investment style as the Fund. Set forth below are the fee schedule of SCB International Portfolio and what would have been the effective advisory fee of the Fund had the fee schedule of SCB International Portfolio been applicable to the Fund based on March 31, 2016 net assets.

Fund	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee	Fund Advisory Fee
International Value Fund, Inc.[8]	International Portfolio	0.925% on 1st $1 billion 0.850% on next $3 billion 0.800% on next $2 billion 0.750% on next $2 billion 0.650% thereafter The Adviser is waving 5 basis points in advisory fees effective through October 31, 2016.	0.875%[9]	0.750%

The Adviser also manages the AB Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially

7	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

8	The investment guidelines of the Fund are more restrictive than the SCB Fund portfolio. The Fund invests primarily in value equity securities, in contrast to the SCB Fund portfolio, which invests in both growth and value equity securities.

9	The SCB Fund portfolio effective fee of 0.875% reflects the five basis points advisory fee waiver

AB INTERNATIONAL VALUE FUND •	55

similar investment style as the Fund.10 Since the Fund has an identical fee schedule as the AVPS Portfolio, the effective fee of the AVPS portfolio is the same as that of the Fund.

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee
International Value Fund	International Value Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fee set forth below for the following sub-advisory relationship. Also shown are the Fund’s advisory fee and what would have been the effective advisory fee of the Fund had the fee schedule of the sub-advisory relationship been applicable to the Fund based on March 31, 2016 net assets:

Fund		Fee Schedule	Effective Sub-Adv. Fee	Fund Advisory Fee
International Value Fund	Client # 1[11],[12]	0.60% on first $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% on the balance	0.600%	0.750%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Fund by the Adviser. In addition, to the extent the sub-advisory relationship is with an affiliate of the Adviser, the fee schedule may not reflect arm’s-length bargaining or negotiations.

While it appears the sub-advisory relationship is paying a lower fee than the Fund, it is difficult to evaluate the relevance of such lower fee due to differences in terms of the services provided, risks involved and other competitive factors between the Fund and sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different fee level than an

10	The AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Fund has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

11	The client is an affiliate of the Adviser.

12	Assets are aggregated with other client portfolios for purposes of calculating the investment advisory fee.

56	• AB INTERNATIONAL VALUE FUND

investment company it is sponsoring where the investment adviser is providing all the services, not just investment management, generally required by a registered investment company.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Broadridge, an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services by other investment advisers.13 Broadridge’s analysis included the comparison of the Fund’s contractual management fee, estimated at the approximate current asset level of the subject Fund, to the median of the Fund’s Broadridge Expense Group (“EG”) and the Fund’s contractual management fee ranking.14,15

Broadridge describes an EG as a representative sample of comparable funds. Broadridge’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset size comparability, expense components, operating structure, and expense attributes.16 An EG will typically consist of seven to twenty funds.

The Fund’s original EG had an insufficient number of peers. Consequently, Broadridge expanded the Fund’s EG to include peers that had a similar but not the same Lipper investment classification/objective.

Fund	Contractual Management Fee (%)[17]	Broadridge EG Median (%)	Broadridge EG Rank
International Value Fund[18]	0.750	0.850	3/13

13	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

14	The contractual management fee is calculated by Broadridge using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Broadridge’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Fund has the lowest effective fee rate in the Broadridge peer group.

15	The contractual management fee does not reflect any expense reimbursements made by any of the Funds to the Adviser for certain clerical, legal, accounting, administrative, and other services.

16	Broadridge does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have a higher transfer agent expense than comparable sized funds that have relatively large average account sizes.
17	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services.

18	The Fund’s EG includes the Fund, five other International Multi Cap Value (“IMLV”) funds, and seven International Multi-Cap Core (“IMLC”) funds.

AB INTERNATIONAL VALUE FUND •	57

However, because Broadridge had expanded the Fund’s EG, under Broadridge’s standard guidelines, the Fund’s Broadridge Expense Universe (“EU”) was also expanded to include the universes of those peers that had a similar but not the same investment classification/objective. Set forth below is Broadridge’s comparison of the Fund’s total expense ratio and the medians of the Fund’s EG and EU. The Portfolio’s total expense ratio ranking is also shown.

Fund	Total Expense Ratio (%)[19]	Broadridge EG Median (%)	Broadridge Group Rank	Broadridge EU Median (%)	Broadridge EU Rank
International Value Fund[20]	1.412	1.308	11/13	1.353	35/51

Based on this analysis, the Fund has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2015, relative to 2014.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates

19	The total expense ratios shown are for the Fund’s most recent fiscal year end Class A shares.

20	The Fund’s EU includes the Fund, EG, and all other IMLV, and IMLC funds, excluding outliers.

58	• AB INTERNATIONAL VALUE FUND

provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. The total amount paid to a financial intermediary associated with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year. In 2014, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $20.0 million for distribution services and educational support (revenue sharing payments).

During the Fund’s most recently completed fiscal year, ABI received from the Fund $2,651, $1,324,251, and $6,156 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.21

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $302,015 in fees from the Fund.

The Fund did not effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) nor its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions during the Fund’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted in the future with the Fund would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Fund and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

21	Effective March 1, 2015, ABI implemented a reduction to the Fund’s Class A distribution service payment rate from 0.30% to 0.25%.

AB INTERNATIONAL VALUE FUND •	59

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Trustees information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AB Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Trustees an update of Deli’s study on advisory fees and various fund characteristics.22,23 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.24 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in

22	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years. Source: Deli, Daniel N. “Mutual Fund Advisory Contracts: An Empirical Investigation.” Journal of Finance, 57(1): 109-133 (2002).

23	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.
24	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

60	• AB INTERNATIONAL VALUE FUND

fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $479 billion as of March 31, 2016, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Broadridge shows the 1, 3, 5 and 10 year performance returns and rankings of the Fund25 relative to its Broadridge Performance Universe (“PU”)26 for the periods ended February 29, 2016.27

	Fund (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	-13.01	-14.87	-16.80	2/6	4/21
3 year	1.30	1.30	-0.40	3/5	7/19
5 year	-1.92	-1.36	-1.09	4/4	13/17
10 year	-1.99	-0.32	0.89	3/3	13/13

25	The performance rankings are for the Class A shares of the Fund. The Fund’s performance returns shown were provided by Broadridge.

26	The Fund’s PG/PU is not identical to the Fund’s EG/EU as the criteria for including or excluding a fund in a PG/PU is somewhat different from that of an EG/EU.

27	Lipper investment classification/objective dictates the PU throughout the life of the fund even if the fund had a different investment classification/objective at a different point in time.

AB INTERNATIONAL VALUE FUND •	61

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)28 versus its benchmark.29 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.30

	Periods Ending February 29, 2016 Annualized Performance
					Since	Annualized		Risk Period (Year)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Inception (%)	Volatility (%)	Sharpe (%)
International Value Fund	-13.01	1.30	-1.92	-1.99	3.96	21.66	-0.03	10
MSCI EAFE Index (Net)	-15.18	0.38	0.56	1.49	3.91	18.47	0.11	10
Inception Date: March 29, 2001

CONCLUSION:

The Senior Officer observed that the Fund has a relatively high total expense ratio compared to its Broadridge peers, and recommended that the Directors consider discussing with the Adviser possible actions to reduce the Fund’s total expense ratio. Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 2, 2016

28	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

29	The Adviser provided Fund and benchmark performance return information for periods through February 29, 2016.

30	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

62	• AB INTERNATIONAL VALUE FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

International Strategic Core Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

FIXED INCOME (continued)

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

AB Family of Funds

AB INTERNATIONAL VALUE FUND •	63

NOTES

64	• AB INTERNATIONAL VALUE FUND

NOTES

AB INTERNATIONAL VALUE FUND •	65

NOTES

66	• AB INTERNATIONAL VALUE FUND

NOTES

AB INTERNATIONAL VALUE FUND •	67

NOTES

68	• AB INTERNATIONAL VALUE FUND

AB INTERNATIONAL VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

IV-0152-0516

MAY    05.31.16

SEMI-ANNUAL REPORT

AB VALUE FUND

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

July 14, 2016

Semi-Annual Report

This report provides management’s discussion of fund performance for AB Value Fund (the “Fund”) for the semi-annual reporting period ended May 31, 2016.

Investment Objectives and Policies

The Fund’s investment objective is long-term growth of capital. The Fund invests primarily in a diversified portfolio of equity securities of US companies with relatively large market capitalizations that AllianceBernstein L.P. (the “Adviser”) believes are undervalued. The Fund invests in companies that are determined by the Adviser to be undervalued using the fundamental value approach of the Adviser. The fundamental value approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability. In selecting securities for the Fund’s portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose long-term earnings power and dividend-paying capability are not reflected in the current market price of their securities.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges. The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments.

Investment Results

The table on page 4 shows the Fund’s performance compared to its benchmark, the Russell 1000 Value Index, for the six- and 12-month periods ended May 31, 2016.

All share classes of the Fund underperformed the benchmark for both periods, before sales charges. For the six-month period, security selection was the main source of underperformance, particularly within the industrial resources, energy and services sectors, relative to the benchmark. An underweight in consumer staples also detracted. Security selection in technology and an overweight in industrial resources contributed.

For the 12-month period, security selection drove the underperformance, particularly within the industrial resources, consumer cyclicals and energy sectors. An underweight in consumer staples also detracted. Security selection in technology and an overweight in industrial resources contributed.

AB VALUE FUND •	1

The Fund did not utilize leverage or derivatives during either period.

Market Review and Investment Strategy

US equity markets were flat for the 12-month period. Concerns about Chinese economic policy and stretched valuations of developed stocks during the first half of the 12-month period triggered volatility; however, markets began to find their footing in the fourth quarter of 2015, as volatility eased somewhat and investors focused on major policy decisions by the US Federal Reserve (the “Fed”) and the European Central Bank (the “ECB”). Britain’s move toward a referendum in June on its European Union membership and fears of a global recession remained a concern, however.

Sentiment changed in mid-February, as the Fed signaled that it would probably take a more gradual approach toward rate hikes because of global weakness, and the ECB unveiled a package of measures, pushing rates deeper into negative territory. Commodity prices, particularly oil prices, began to stabilize, helping to alleviate fears of an imminent global recession. In May, markets got a further boost after the Fed bluntly raised the possibility of an earlier-than-expected rate increase, sparking optimism that the US economy must be on solid footing. Markets rallied and the dollar strengthened. Separately, oil was helped by a steady downward trend in US crude production and inventories, as well as short-term supply disruptions in Canada.

The Fund’s Senior Investment Management Team (the “Team”) has continued to focus on attractively valued opportunities, which remain widespread across most industry sectors and regions. The Team prefers companies with robust cash flow generation and strong balance sheets, whose stocks are trading at deep valuation discounts.

On June 23, 2016, the UK voted to leave the European Union (“EU”) in a popular referendum. At this moment in time, the UK remains a member of the EU and the rules and regulations remain unchanged, as do all the protections in place. Exactly how the UK’s role in the EU will change will become clear over time. The Adviser continues to monitor the heightened market volatility.

2	• AB VALUE FUND

DISCLOSURES AND RISKS

Benchmark Disclosure

The Russell 1000® Value Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Value Index represents the performance of 1,000 large-cap value companies within the US. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may be underperforming the market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

AB VALUE FUND •	3

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED MAY 31, 2016 (unaudited)	NAV Returns
	6 Months	12 Months
AB Value Fund*
Class A	-1.77%	-6.56%

Class B†	-1.86%	-6.70%

Class C	-2.13%	-7.25%

Advisor Class‡	-1.58%	-6.30%

Class R‡	-1.97%	-6.93%

Class K‡	-1.83%	-6.69%

Class I‡	-1.61%	-6.31%

Russell 1000 Value Index	3.12%	-0.06%

*    Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended May 31, 2016, by 0.00% and 0.11%, respectively.

†     Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

‡     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

4	• AB VALUE FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2016 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-6.56%	-10.55%
5 Years	8.06%	7.13%
10 Years	2.97%	2.52%

Class B Shares
1 Year	-6.70%	-10.39%
5 Years	7.98%	7.98%
10 Years(a)	2.90%	2.90%

Class C Shares
1 Year	-7.25%	-8.18%
5 Years	7.27%	7.27%
10 Years	2.21%	2.21%

Advisor Class Shares*
1 Year	-6.30%	-6.30%
5 Years	8.37%	8.37%
10 Years	3.26%	3.26%

Class R Shares*
1 Year	-6.93%	-6.93%
5 Years	7.65%	7.65%
10 Years	2.61%	2.61%

Class K Shares*
1 Year	-6.69%	-6.69%
5 Years	7.99%	7.99%
10 Years	2.95%	2.95%

Class I Shares*
1 Year	-6.31%	-6.31%
5 Years	8.44%	8.44%
10 Years	3.33%	3.33%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 0.98%, 1.78%, 1.73%, 0.73%, 1.41%, 1.11% and 0.69% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans, and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

AB VALUE FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END JUNE 30, 2016 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-11.01%
5 Years	7.21%
10 Years	2.31%

Class B Shares
1 Year	-10.78%
5 Years	8.08%
10 Years(a)	2.68%

Class C Shares
1 Year	-8.59%
5 Years	7.38%
10 Years	2.00%

Advisor Class Shares*
1 Year	-6.78%
5 Years	8.47%
10 Years	3.05%

Class R Shares*
1 Year	-7.41%
5 Years	7.73%
10 Years	2.40%

Class K Shares*
1 Year	-7.11%
5 Years	8.09%
10 Years	2.74%

Class I Shares*
1 Year	-6.72%
5 Years	8.53%
10 Years	3.12%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans, and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on page 3.

6	• AB VALUE FUND

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2015	Ending Account Value May 31, 2016	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$982.30	$5.05	1.02%
Hypothetical**	$1,000	$1,019.90	$5.15	1.02%
Class B
Actual	$1,000	$981.40	$5.94	1.20%
Hypothetical**	$1,000	$1,019.00	$6.06	1.20%
Class C
Actual	$1,000	$978.70	$8.66	1.75%
Hypothetical**	$1,000	$1,016.25	$8.82	1.75%
Advisor Class
Actual	$1,000	$984.20	$3.72	0.75%
Hypothetical**	$1,000	$1,021.25	$3.79	0.75%
Class R
Actual	$1,000	$980.30	$7.13	1.44%
Hypothetical**	$1,000	$1,017.80	$7.26	1.44%
Class K
Actual	$1,000	$981.70	$5.50	1.11%
Hypothetical**	$1,000	$1,019.45	$5.60	1.11%
Class I
Actual	$1,000	$983.90	$3.47	0.70%
Hypothetical**	$1,000	$1,021.50	$3.54	0.70%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

AB VALUE FUND •	7

Expense Example

PORTFOLIO SUMMARY

May 31, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $389.4

TEN LARGEST HOLDINGS†

May 31, 2016 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Bank of America Corp.	$16,534,259	4.3%
Wells Fargo & Co.	16,506,063	4.2
American International Group, Inc.	12,795,532	3.3
Pfizer, Inc.	12,528,227	3.2
Aetna, Inc.	11,372,708	2.9
Capital One Financial Corp.	11,353,445	2.9
Microsoft Corp.	11,105,567	2.9
Synchrony Financial	10,818,506	2.8
L-3 Communications Holdings, Inc.	10,576,833	2.7
Allstate Corp. (The)	10,279,140	2.6
	$123,870,280	31.8%

*	All data are as of May 31, 2016. The Fund’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

†	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

8	• AB VALUE FUND

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

May 31, 2016 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.6%
Financials – 26.8%
Banks – 9.9%
Bank of America Corp.	1,117,935	$16,534,259
Citizens Financial Group, Inc.	226,931	5,344,225
Wells Fargo & Co.	325,435	16,506,063

		38,384,547

Consumer Finance – 8.3%
Capital One Financial Corp.	155,017	11,353,445
Discover Financial Services	94,122	5,347,071
OneMain Holdings, Inc.(a)	152,381	4,763,430
Synchrony Financial(a)	346,747	10,818,506

		32,282,452

Insurance – 8.6%
Allstate Corp. (The)	152,261	10,279,140
American International Group, Inc.	221,070	12,795,532
First American Financial Corp.	76,965	2,943,142
FNF Group	215,598	7,535,150

		33,552,964

		104,219,963

Information Technology – 16.6%
Electronic Equipment, Instruments & Components – 1.2%
Keysight Technologies, Inc.(a)	146,853	4,498,107

IT Services – 1.5%
Xerox Corp.	599,421	5,976,227

Semiconductors & Semiconductor Equipment – 4.1%
Applied Materials, Inc.	280,648	6,853,424
Intel Corp.	283,457	8,954,407

		15,807,831

Software – 5.2%
Microsoft Corp.	209,539	11,105,567
Oracle Corp.	231,654	9,312,491

		20,418,058

Technology Hardware, Storage & Peripherals – 4.6%
Hewlett Packard Enterprise Co.	446,184	8,241,018
HP, Inc.	508,178	6,799,422
NCR Corp.(a)	95,322	2,943,543

		17,983,983

		64,684,206

Energy – 12.1%
Energy Equipment & Services – 4.0%
Helmerich & Payne, Inc.(b)	91,743	5,610,084
Schlumberger Ltd.	127,700	9,743,510

		15,353,594

AB VALUE FUND •	9

Portfolio of Investments

Company	Shares	U.S. $ Value

Oil, Gas & Consumable Fuels – 8.1%
Devon Energy Corp.	57,932	$2,090,766
EOG Resources, Inc.	92,488	7,524,824
Exxon Mobil Corp.	95,020	8,458,680
Hess Corp.	134,208	8,043,086
Valero Energy Corp.	100,802	5,513,869

		31,631,225

		46,984,819

Consumer Discretionary – 9.6%
Auto Components – 4.5%
Goodyear Tire & Rubber Co. (The)	132,203	3,697,718
Lear Corp.	48,963	5,814,846
Magna International, Inc. (New York) – Class A	194,560	7,885,517

		17,398,081

Media – 1.8%
Comcast Corp. – Class A	113,901	7,209,933

Multiline Retail – 2.3%
Dollar General Corp.	99,359	8,932,374

Specialty Retail – 1.0%
Foot Locker, Inc.	31,879	1,782,674
Office Depot, Inc.(a)	552,785	1,978,970

		3,761,644

		37,302,032

Health Care – 9.3%
Biotechnology – 1.3%
Gilead Sciences, Inc.	57,055	4,967,208

Health Care Providers & Services – 4.8%
Aetna, Inc.	100,439	11,372,708
Anthem, Inc.	21,211	2,803,246
UnitedHealth Group, Inc.	35,399	4,731,784

		18,907,738

Pharmaceuticals – 3.2%
Pfizer, Inc.	361,044	12,528,227

		36,403,173

Industrials – 9.1%
Aerospace & Defense – 3.9%
B/E Aerospace, Inc.	98,187	4,677,629
L-3 Communications Holdings, Inc.	77,085	10,576,833

		15,254,462

Airlines – 2.0%
Delta Air Lines, Inc.	175,035	7,607,021

Electrical Equipment – 2.0%
Eaton Corp. PLC	129,456	7,978,373

10	• AB VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Machinery – 1.2%
ITT, Inc.	131,488	$4,669,139

		35,508,995

Utilities – 6.5%
Electric Utilities – 5.3%
American Electric Power Co., Inc.	87,614	5,671,254
Edison International	114,520	8,203,068
PPL Corp.	175,880	6,778,415

		20,652,737

Multi-Utilities – 1.2%
NiSource, Inc.	202,823	4,839,357

		25,492,094

Telecommunication Services – 4.6%
Diversified Telecommunication Services – 2.3%
Verizon Communications, Inc.	179,026	9,112,423

Wireless Telecommunication Services – 2.3%
T-Mobile US, Inc.(a)	206,171	8,815,872

		17,928,295

Materials – 2.7%
Chemicals – 2.7%
CF Industries Holdings, Inc.	235,302	6,508,453
Dow Chemical Co. (The)	76,092	3,908,085

		10,416,538

Consumer Staples – 2.3%
Tobacco – 2.3%
Altria Group, Inc.	140,090	8,915,328

Total Common Stocks (cost $356,362,472)		387,855,443

SHORT-TERM INVESTMENTS – 0.4%
Investment Companies – 0.4%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.41%(c)(d) (cost $1,727,298)	1,727,298	1,727,298

Total Investments Before Security Lending Collateral for Securities Loaned – 100.0% (cost $358,089,770)		389,582,741

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 1.5%
Investment Companies – 1.5%
AB Exchange Reserves – Class I, 0.38%(c)(d) (cost $5,688,066)	5,688,066	5,688,066

AB VALUE FUND •	11

Portfolio of Investments

U.S. $ Value

Total Investments – 101.5% (cost $363,777,836)	$395,270,807
Other assets less liabilities – (1.5)%	(5,853,632)

Net Assets – 100.0%	$389,417,175

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(d)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

See notes to financial statements.

12	• AB VALUE FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

May 31, 2016 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $356,362,472)	$387,855,443	(a)
Affiliated issuers (cost $7,415,364—including investment of cash collateral for securities loaned of $5,688,066)	7,415,364
Dividends and interest receivable	849,992
Receivable for shares of beneficial interest sold	491,615

Total assets	396,612,414

Liabilities
Payable for collateral received on securities loaned	5,688,066
Payable for investment securities purchased	905,435
Payable for shares of beneficial interest redeemed	304,714
Advisory fee payable	170,997
Distribution fee payable	24,574
Administrative fee payable	6,429
Transfer Agent fee payable	5,950
Accrued expenses	89,074

Total liabilities	7,195,239

Net Assets	$389,417,175

Composition of Net Assets
Paid-in capital	$463,420,594
Undistributed net investment income	2,236,820
Accumulated net realized loss on investment transactions	(107,733,210)
Net unrealized appreciation on investments	31,492,971

	$389,417,175

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$49,744,246	3,701,713	$13.44	*

B	$1,110,701	82,396	$13.48

C	$14,516,768	1,083,451	$13.40

Advisor	$308,979,634	22,974,757	$13.45

R	$1,331,683	99,916	$13.33

K	$10,868,198	822,691	$13.21

I	$2,865,945	214,938	$13.33

*	The maximum offering price per share for Class A shares was $14.04 which reflects a sales charge of 4.25%.

(a)	Includes securities on loan with a value of $5,610,084 (see Note E).

See notes to financial statements.

AB VALUE FUND •	13

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2016 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $15,267)	$4,326,096
Affiliated issuers	11,795
Securities lending income	42,464	$4,380,355

Expenses
Advisory fee (see Note B)	1,026,577
Distribution fee—Class A	67,278
Distribution fee—Class B	6,023
Distribution fee—Class C	70,858
Distribution fee—Class R	3,005
Distribution fee—Class K	12,406
Transfer agency—Class A	16,037
Transfer agency—Class B	1,328
Transfer agency—Class C	5,205
Transfer agency—Advisor Class	96,431
Transfer agency—Class R	1,563
Transfer agency—Class K	8,763
Transfer agency—Class I	277
Custodian	67,688
Registration fees	64,705
Administrative	25,762
Audit and tax	23,394
Printing	23,052
Legal	19,320
Trustees’ fees	10,629
Miscellaneous	8,553

Total expenses	1,558,854
Less: expenses waived by the Distributor (see Note C)	(4,216)

Net expenses		1,554,638

Net investment income		2,825,717

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on investment transactions		(12,860,846)
Net change in unrealized appreciation/ depreciation of investments		3,368,425

Net loss on investment transactions		(9,492,421)

Net Decrease in Net Assets from Operations		$(6,666,704)

See notes to financial statements.

14	• AB VALUE FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended May 31, 2016 (unaudited)	Year Ended November 30, 2015
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,825,717	$5,618,199
Net realized gain (loss) on investment transactions	(12,860,846)	45,124,710
Net change in unrealized appreciation/depreciation of investments	3,368,425	(62,619,580)

Net decrease in net assets from operations	(6,666,704)	(11,876,671)
Dividends to Shareholders from
Net investment income
Class A	(665,620)	(902,545)
Class B	(14,974)	(31,997)
Class C	(73,918)	(143,445)
Advisor Class	(4,870,253)	(5,659,847)
Class R	(7,307)	(21,627)
Class K	(120,603)	(178,815)
Class I	(49,022)	(62,646)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	2,368,996	(7,399,319)

Total decrease	(10,099,405)	(26,276,912)
Net Assets
Beginning of period	399,516,580	425,793,492

End of period (including undistributed net investment income of $2,236,820 and $5,212,800, respectively)	$389,417,175	$399,516,580

See notes to financial statements.

AB VALUE FUND •	15

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

May 31, 2016 (unaudited)

NOTE A

Significant Accounting Policies

AB Trust (the “Trust”) was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of three funds. Each Fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Value Fund (the “Fund”). The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

16	• AB VALUE FUND

Notes to Financial Statements

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to

AB VALUE FUND •	17

Notes to Financial Statements

the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

18	• AB VALUE FUND

Notes to Financial Statements

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2016:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$387,855,443		$	– 0	–	$	– 0	–	$387,855,443
Short-Term Investments	1,727,298			– 0	–		– 0	–	1,727,298
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	5,688,066			– 0	–		– 0	–	5,688,066

Total Investments in Securities	395,270,807			– 0	–		– 0	–	395,270,807
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total(c)	$395,270,807		$	– 0	–	$	– 0	–	$395,270,807

(a)	See Portfolio of Investments for sector classifications.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

(c)	There were no transfers between any levels during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

AB VALUE FUND •	19

Notes to Financial Statements

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold.

20	• AB VALUE FUND

Notes to Financial Statements

Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended May 31, 2016, the reimbursement for such services amounted to $25,762.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $71,965 for the six months ended May 31, 2016.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $1,109 from the sale of Class A shares and received $820, $286 and $9 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended May 31, 2016.

AB VALUE FUND •	21

Notes to Financial Statements

The Fund may invest in the AB Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not currently available for direct purchase by members of the public. The Government STIF Portfolio currently pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended May 31, 2016 is as follows:

Market Value November 30, 2015 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value May 31, 2016 (000)	Dividend Income (000)
$2,199	$87,096	$87,568	$1,727	$5

Brokerage commissions paid on investment transactions for the six months ended May 31, 2016 amounted to $197,450, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. As of November 1, 2005, with respect to Class B shares, payments to the Distributor are voluntarily being limited to .30% of the average daily net assets attributable to Class B shares. Effective February 29, 2016 payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. For the six months ended May 31, 2016, such waiver amounted to $4,216. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $507,842, $947,687, $141,023 and $81,972 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the

22	• AB VALUE FUND

Notes to Financial Statements

Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2016 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$150,561,453		$146,093,439
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$39,809,974
Gross unrealized depreciation	(8,317,003)

Net unrealized appreciation	$31,492,971

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the six months ended May 31, 2016.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

AB VALUE FUND •	23

Notes to Financial Statements

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in AB Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At May 31, 2016, the Fund had securities on loan with a value of $5,610,084 and had received cash collateral which has been invested into AB Exchange Reserves of $5,688,066. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $42,464 and $7,104 from the borrowers and AB Exchange Reserves, respectively, for the six months ended May 31, 2016; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AB Exchange Reserves for the six months ended May 31, 2016 is as follows:

Market Value November 30, 2015 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value May 31, 2016 (000)
$7,801	$52,702	$54,815	$5,688

24	• AB VALUE FUND

Notes to Financial Statements

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Six Months Ended May 31, 2016 (unaudited)	Year Ended November 30, 2015	Six Months Ended May 31, 2016 (unaudited)	Year Ended November 30, 2015

Class A
Shares sold	78,374	238,237	$997,781	$3,373,339

Shares issued in reinvestment of dividends	45,460	56,897	595,979	814,200

Shares converted from Class B	17,147	64,123	221,475	910,997

Shares redeemed	(377,065)	(695,918)	(4,813,547)	(9,855,225)

Net decrease	(236,084)	(336,661)	$(2,998,312)	$(4,756,689)

Class B
Shares sold	2,127	7,435	$27,368	$105,937

Shares issued in reinvestment of dividends	1,069	2,047	14,077	29,375

Shares converted to Class A	(17,088)	(63,960)	(221,475)	(910,997)

Shares redeemed	(9,908)	(18,585)	(129,422)	(265,641)

Net decrease	(23,800)	(73,063)	$(309,452)	$(1,041,326)

Class C
Shares sold	39,529	50,671	$505,815	$710,471

Shares issued in reinvestment of dividends	4,848	8,555	63,610	122,335

Shares redeemed	(92,905)	(219,233)	(1,163,512)	(3,077,066)

Net decrease	(48,528)	(160,007)	$(594,087)	$(2,244,260)

Advisor Class
Shares sold	2,423,773	3,988,417	$30,862,069	$56,419,819

Shares issued in reinvestment of dividends	321,751	343,257	4,218,150	4,912,006

Shares redeemed	(2,325,676)	(4,105,329)	(29,718,552)	(58,349,071)

Net increase	419,848	226,345	$5,361,667	$2,982,754

Class R
Shares sold	31,886	28,372	$396,125	$397,891

Shares issued in reinvestment of dividends	561	1,525	7,306	21,627

Shares redeemed	(14,883)	(87,154)	(185,804)	(1,222,603)

Net increase (decrease)	17,564	(57,257)	$217,627	$(803,085)

AB VALUE FUND •	25

Notes to Financial Statements

	Shares		Amount
	Six Months Ended May 31, 2016 (unaudited)	Year Ended November 30, 2015	Six Months Ended May 31, 2016 (unaudited)	Year Ended November 30, 2015

Class K
Shares sold	129,434	275,216	$1,604,725	$3,840,391

Shares issued in reinvestment of dividends	9,349	12,709	120,602	178,814

Shares redeemed	(75,849)	(383,154)	(957,981)	(5,285,912)

Net increase (decrease)	62,934	(95,229)	$767,346	$(1,266,707)

Class I
Shares sold	178	1,274	$2,252	$17,689

Shares issued in reinvestment of dividends	1,357	1,634	17,634	23,168

Shares redeemed	(7,746)	(21,945)	(95,679)	(310,863)

Net decrease	(6,211)	(19,037)	$(75,793)	$(270,006)

NOTE G

Risks Involved in Investing in the Fund

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

26	• AB VALUE FUND

Notes to Financial Statements

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2016.

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending November 30, 2016 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended November 30, 2015 and November 30, 2014 were as follows:

	2015	2014
Distributions paid from:
Ordinary income	$7,000,922	$5,302,172

Total taxable distributions paid	$7,000,922	$5,302,172

As of November 30, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$5,212,800
Accumulated capital and other losses	(90,679,864	)(a)
Unrealized appreciation/(depreciation)	23,932,046	(b)

Total accumulated earnings/(deficit)	$(61,535,018)

(a)

As of November 30, 2015, the Fund had a net capital loss carryforward of $90,679,864. During the fiscal year, the Fund utilized $48,148,876 of capital loss carryforwards to offset current year net realized gains.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-December 22, 2010 capital losses must be utilized prior to the earlier capital losses, which are subject to expiration. Post-December 22, 2010 capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation. As of November 30, 2015, the Fund had a net capital loss carryforward of $90,679,864 which will expire in 2017.

AB VALUE FUND •	27

Notes to Financial Statements

NOTE J

New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2015-07 (the “ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for investments that are eligible to be measured at fair value using the net asset value per share practical expedient but do not utilize that practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE K

Subsequent Events

The Government STIF Portfolio, prior to June 1, 2016, was offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and was not available for direct purchase by members of the public. Prior to June 1, 2016, the Government STIF Portfolio paid no investment management fees but did bear its own expenses. As of June 1, 2016, the Government STIF Portfolio, which was renamed “AB Government Money Market Portfolio” (the “Government Money Market Portfolio”), will have a contractual investment management fee rate of .20% and will continue to bear its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser will waive its investment management fee from the Fund in an amount equal to Government Money Market Portfolio’s effective management fee.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Fund’s financial statements through this date.

28	• AB VALUE FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Six Months Ended May 31, 2016 (unaudited)	Year Ended November 30,
		2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 13.86	$ 14.51	$ 12.93	$ 9.64	$ 8.61	$ 8.54

Income From Investment Operations
Net investment income(a)	.08	.16	.20	.13	.15	.11
Net realized and unrealized gain (loss) on investment transactions	(.33)	(.60)	1.51	3.32	1.01	.05

Net increase (decrease) in net asset value from operations	(.25)	(.44)	1.71	3.45	1.16	.16

Less: Dividends
Dividends from net investment income	(.17)	(.21)	(.13)	(.16)	(.13)	(.09)

Net asset value, end of period	$ 13.44	$ 13.86	$ 14.51	$ 12.93	$ 9.64	$ 8.61

Total Return
Total investment return based on net asset value(b)	(1.77)%*	(3.07)%*	13.38%*	36.32%*	13.60%	1.81%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$49,743	$54,560	$62,021	$61,455	$52,390	$58,822
Ratio to average net assets of:
Expenses	1.02%^	1.03%	1.04%	1.07%	1.11%	1.09%
Net investment income	1.32%^	1.15%	1.45%	1.18%	1.58%	1.23%
Portfolio turnover rate	39%	91%	56%	55%	45%	64%

See footnote summary on page 36.

AB VALUE FUND •	29

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class B
	Six Months Ended May 31, 2016 (unaudited)		Year Ended November 30,
			2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 13.89		$ 14.53	$ 12.94	$ 9.63	$ 8.59	$ 8.52

Income From Investment Operations
Net investment income(a)(c)	.07		.15	.20	.13	.14	.10
Net realized and unrealized gain (loss) on investment transactions	(.33)		(.60)	1.52	3.32	1.01	.05

Net increase (decrease) in net asset value from operations	(.26)		(.45)	1.72	3.45	1.15	.15

Less: Dividends
Dividends from net investment income	(.15)		(.19)	(.13)	(.14)	(.11)	(.08)

Net asset value, end of period	$ 13.48		$ 13.89	$ 14.53	$ 12.94	$ 9.63	$ 8.59

Total Return
Total investment return based on net asset value(b)	(1.86	)%*	(3.13)%*	13.39%*	36.29%*	13.53%	1.68%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,111		$1,475	$2,605	$3,759	$3,955	$6,034
Ratio to average net assets of:
Expenses, net of waivers	1.20	%^	1.08%	1.06%	1.11%	1.21%	1.18%
Expenses, before waivers	1.90	%^	1.78%	1.76%	1.81%	1.91%	1.88%
Net investment income(c)	1.13	%^	1.07%	1.47%	1.15%	1.46%	1.10%
Portfolio turnover rate	39%		91%	56%	55%	45%	64%

See footnote summary on page 36.

30	• AB VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Six Months Ended May 31, 2016 (unaudited)	Year Ended November 30,
		2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 13.76	$ 14.41	$ 12.84	$ 9.57	$ 8.53	$ 8.46

Income From Investment Operations
Net investment income(a)	.04	.06	.10	.05	.08	.05
Net realized and unrealized gain (loss) on investment transactions	(.33)	(.60)	1.52	3.30	1.01	.04

Net increase (decrease) in net asset value from operations	(.29)	(.54)	1.62	3.35	1.09	.09

Less: Dividends
Dividends from net investment income	(.07)	(.11)	(.05)	(.08)	(.05)	(.02)

Net asset value, end of period	$ 13.40	$ 13.76	$ 14.41	$ 12.84	$ 9.57	$ 8.53

Total Return
Total investment return based on net asset value(b)	(2.13)%*	(3.77)%*	12.65%*	35.30%*	12.87%	1.00%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$14,517	$15,571	$18,617	$17,983	$15,556	$16,939
Ratio to average net assets of:
Expenses	1.75%^	1.73%	1.74%	1.78%	1.83%	1.82%
Net investment income	.59%^	.44%	.74%	.48%	.86%	.50%
Portfolio turnover rate	39%	91%	56%	55%	45%	64%

See footnote summary on page 36.

AB VALUE FUND •	31

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended May 31, 2016 (unaudited)	Year Ended November 30,
		2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 13.89	$ 14.55	$ 12.96	$ 9.66	$ 8.63	$ 8.57

Income From Investment Operations
Net investment income(a)	.10	.21	.24	.17	.17	.14
Net realized and unrealized gain (loss) on investment transactions	(.32)	(.62)	1.52	3.32	1.02	.04

Net increase (decrease) in net asset value from operations	(.22)	(.41)	1.76	3.49	1.19	.18

Less: Dividends
Dividends from net investment income	(.22)	(.25)	(.17)	(.19)	(.16)	(.12)

Net asset value, end of period	$ 13.45	$ 13.89	$ 14.55	$ 12.96	$ 9.66	$ 8.63

Total Return
Total investment return based on net asset value(b)	(1.58)%*	(2.84)%*	13.76%*	36.78%*	13.98%	2.02%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$308,980	$313,391	$324,882	$338,353	$273,267	$291,020
Ratio to average net assets of:
Expenses	.75%^	.73%	.74%	.77%	.81%	.79%
Net investment income	1.60%^	1.45%	1.79%	1.49%	1.88%	1.55%
Portfolio turnover rate	39%	91%	56%	55%	45%	64%

See footnote summary on page 36.

32	• AB VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class R
	Six Months Ended May 31, 2016 (unaudited)	Year Ended November 30,
		2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 13.69	$ 14.34	$ 12.76	$ 9.52	$ 8.49	$ 8.44

Income From Investment Operations
Net investment income(a)	.06	.11	.14	.10	.11	.08
Net realized and unrealized gain (loss) on investment transactions	(.33)	(.60)	1.52	3.27	1.02	.04

Net increase (decrease) in net asset value from operations	(.27)	(.49)	1.66	3.37	1.13	.12

Less: Dividends
Dividends from net investment income	(.09)	(.16)	(.08)	(.13)	(.10)	(.07)

Net asset value, end of period	$ 13.33	$ 13.69	$ 14.34	$ 12.76	$ 9.52	$ 8.49

Total Return
Total investment return based on net asset value(b)	(1.97)%*	(3.47)%*	13.05%*	35.75%*	13.38%	1.33%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,332	$1,127	$2,001	$1,885	$2,211	$2,908
Ratio to average net assets of:
Expenses	1.44%^	1.41%	1.42%	1.42%	1.42%	1.43%
Net investment income	.90%^	.76%	1.07%	.87%	1.25%	.91%
Portfolio turnover rate	39%	91%	56%	55%	45%	64%

See footnote summary on page 36.

AB VALUE FUND •	33

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class K
	Six Months Ended May 31, 2016 (unaudited)	Year Ended November 30,
		2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 13.62	$ 14.27	$ 12.72	$ 9.50	$ 8.49	$ 8.43

Income From Investment Operations
Net investment income(a)	.08	.15	.18	.13	.14	.11
Net realized and unrealized gain (loss) on investment transactions	(.33)	(.59)	1.50	3.26	1.00	.04

Net increase (decrease) in net asset value from operations	(.25)	(.44)	1.68	3.39	1.14	.15

Less: Dividends
Dividends from net investment income	(.16)	(.21)	(.13)	(.17)	(.13)	(.09)

Net asset value, end of period	$ 13.21	$ 13.62	$ 14.27	$ 12.72	$ 9.50	$ 8.49

Total Return
Total investment return based on net asset value(b)	(1.83)%*	(3.16)%*	13.37%*	36.20%*	13.58%	1.73%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10,868	$10,345	$12,200	$10,762	$6,235	$4,704
Ratio to average net assets of:
Expenses	1.11%^	1.11%	1.11%	1.11%	1.14%	1.12%
Net investment income	1.24%^	1.07%	1.36%	1.13%	1.57%	1.21%
Portfolio turnover rate	39%	91%	56%	55%	45%	64%

See footnote summary on page 36.

34	• AB VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Six Months Ended May 31, 2016 (unaudited)	Year Ended November 30,
		2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 13.78	$ 14.44	$ 12.86	$ 9.59	$ 8.57	$ 8.50

Income From Investment Operations
Net investment income(a)	.10	.21	.24	.18	.18	.15
Net realized and unrealized gain (loss) on investment transactions	(.33)	(.61)	1.52	3.29	1.01	.04

Net increase (decrease) in net asset value from operations	(.23)	(.40)	1.76	3.47	1.19	.19

Less: Dividends
Dividends from net investment income	(.22)	(.26)	(.18)	(.20)	(.17)	(.12)

Net asset value, end of period	$ 13.33	$ 13.78	$ 14.44	$ 12.86	$ 9.59	$ 8.57

Total Return
Total investment return based on net asset value(b)	(1.61)%*	(2.81)%*	13.87%*	36.89%*	14.09%	2.14%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,866	$3,048	$3,467	$3,004	$1,735	$1,887
Ratio to average net assets of:
Expenses	.70%^	.69%	.68%	.68%	.71%	.69%
Net investment income	1.65%^	1.50%	1.79%	1.58%	1.98%	1.64%
Portfolio turnover rate	39%	91%	56%	55%	45%	64%

See footnote summary on page 36.

AB VALUE FUND •	35

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	Net of fees and expenses waived by Distributor.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the six months ended May 31, 2016 and years ended November 30, 2015, November 30, 2014, November 30, 2013 and November 30, 2011 by 0.01%, 0.13%, 0.03%, 0.13% and 0.01%, respectively.

^	Annualized.

See notes to financial statements.

36	• AB VALUE FUND

Financial Highlights

BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

William H. Foulk, Jr.(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Carol C. McMullen(1)

Garry L. Moody(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Joseph G. Paul(2), Senior Vice President

Cem Inal(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent	Transfer Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

AllianceBernstein Investor

Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the U.S. Value Senior Investment Management Team. Messrs. Paul and Inal are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

AB VALUE FUND •	37

Board of Trustees

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of AB Trust (the “Company”) unanimously approved the continuance of the Advisory Agreement with the Adviser in respect of AB Value Fund (the “Fund”) at a meeting held on May 3-5, 2016 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

38	• AB VALUE FUND

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2014 and 2015 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the

AB VALUE FUND •	39

Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, showing the performance of the Class A Shares of the Fund against a peer group and a peer universe selected by Broadridge, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 29, 2016 and (in the case of comparisons with the broad-based securities market index) the period since inception. Based on their review, and their discussion with the Adviser of the reasons for the Fund’s underperformance in certain periods, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Broadridge concerning advisory fee rates paid by other funds in the same Broadridge category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors considered the Fund’s contractual effective advisory fee rate against a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for institutional clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the institutional fee schedule and the schedule of fees charged to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also noted that the Adviser advises another

40	• AB VALUE FUND

AB Fund with a substantially similar investment style for the same fee schedule as the Fund.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by Broadridge. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Broadridge category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

AB VALUE FUND •	41

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AB Trust, Inc. (the “Trust”) in respect of AB Value Fund (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Trustees of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no

1	The information in the fee summary was completed on April 21, 2016 and discussed with the Board of Trustees on May3-5, 2016.

2	Future references to the Fund do not include “AB.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

42	• AB VALUE FUND

reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

FUND ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Fund pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Fund	Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 3/31/16 ($MIL)
Value Fund	Value	0.55% on 1st $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	$383.6

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $52,313 (0.013% of the Fund’s average daily net assets) for such services.

Set forth below are the Fund’s total expense ratios for the most recently completed fiscal year:

Fund	Total Expense Ratio			Fiscal Year End
Value Fund	Advisor Class A Class B Class C Class R Class K Class I	0.73 1.03 1.08 1.73 1.41 1.11 0.69	% % % % % % %	November 30

3	Jones v. Harris at 1427.

4	Most of the AB Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

AB VALUE FUND •	43

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing some of these services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar

44	• AB VALUE FUND

investment style as the Fund.5 In addition to the AB Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AB Institutional fee schedule been applicable to the Fund based on the Fund’s March 31, 2016 net assets:6

Fund	Net Assets 3/31/16 ($MIL)	AB Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Effective Fund Adv. Fee
Value Fund	$383.6	U.S. Diversified Value 0.65% on 1st $25 million 0.50% on next $25 million 0.40% on next $50 million 0.30% on next $100 million 0.25% on the balance Minimum account size: $25m	0.325%	0.550%

The Adviser also manages the AB Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Fund.7 Since the Fund has an identical fee schedule to the AVPS portfolio, the effective fee of the AVPS portfolio is the same as that of the Fund.

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee
Value Fund	Value Portfolio	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.550%

5	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

6	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

7	The AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Fund has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

AB VALUE FUND •	45

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the sub-advisory relationship that has a somewhat similar investment style as the Fund. Also shown are the Fund’s advisory fee and what would have been the effective advisory fee of the Fund had the fee schedules of the sub-advisory relationship been applicable to the Fund based on March 31, 2016 net assets:

Fund		Fee Schedule	Effective Sub-Adv. Fee	Fund Advisory Fee
Value Fund	Client #1[8],[9]	0.49% on 1st $100 million 0.30% on next $100 million 0.25% on the balance	0.326%	0.550%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreement is generally confined to the services related to the investment process; in other words, it is not as comprehensive as the services provided to the Fund by the Adviser. In addition, to the extent that the sub-advisory relationship is with an affiliate of the Adviser, the fee schedule may not reflect arm’s-length bargaining or negotiations.

While it appears that the sub-advisory relationship is paying a lower fee than the Fund, it is difficult to evaluate the relevance of such lower fee due to differences in terms of the services provided, risks involved and other competitive factors between the Fund and sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management, generally required by a registered investment company.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Broadridge, an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services by other investment advisers.10 Broadridge’s analysis included

8	The Fund is an affiliate of the Adviser.

9	Assets are aggregated with other client portfolios for purposes of calculating the investment advisory fee.

10	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

46	• AB VALUE FUND

the comparison of the Fund’s contractual management fee, estimated at the approximate current asset level of the subject Fund, to the median of the Fund’s Broadridge Expense Group (“EG”) and the Fund’s contractual management fee ranking.11,12

Broadridge describes an EG as a representative sample of comparable funds. Broadridge’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset size comparability, expense components, operating structure, and expense attributes.13 An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[14]	Broadridge EG Median (%)	Broadridge EG Rank
Value Fund	0.550	0.700	3/17

Broadridge also analyzed the Fund’s most recently completed fiscal year total expense ratio in comparison to the Fund’s EG and Broadridge Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.15 Set forth below is Broadridge’s comparison of the Fund’s total expense ratio and the medians of the Fund’s EG and EU. The Fund’s total expense ratio ranking is also shown.

Fund	Total Expense Ratio (%)[16]	Broadridge EG Median (%)	Broadridge Group Rank	Broadridge EU Median (%)	Broadridge EU Rank
Value Fund	1.030	1.131	5/17	1.125	22/67

11	The contractual management fee is calculated by Broadridge using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Broadridge’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Fund has the lowest effective fee rate in the Broadridge peer group.

12	The contractual management fee does not reflect any expense reimbursements made by any of the Funds to the Adviser for certain clerical, legal, accounting, administrative, and other services.

13	Broadridge does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have a higher transfer agent expense than comparable sized funds that have relatively large average account sizes.

14	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services.

15	Except for asset (size) comparability, Broadridge uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

16	The total expense ratios shown are for the Fund’s most recent fiscal year end Class A shares.

AB VALUE FUND •	47

Based on this analysis, the Fund has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2015, relative to 2014.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. The total amount paid to a financial intermediary associated with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year. In 2014, ABI paid

48	• AB VALUE FUND

approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $20.0 million for distribution services and educational support (revenue sharing payments).

During the Fund’s most recently completed fiscal year, ABI received from the Fund $2,412, $405,390 and $1,869 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.17

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $148,890 in fees from the Fund.

The Fund did not effect brokerage transactions and pay commissions to the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) nor its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” during the Fund’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted in the future with the Fund would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Trustees information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and

17	Effective March 1, 2016, ABI will implement a reduction to the Fund’s Class A distribution service payment rate from 0.30% to 0.25%.

AB VALUE FUND •	49

client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AB Mutual Funds managed by the Adviser through lower fees.

In February 2008, the independent consultant provided the Board of Trustees an update of Deli’s study on advisory fees and various fund characteristics.18,19 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.20 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $479 billion as of March 31, 2016, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

18	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years. Source: Deli, Daniel N. “Mutual Fund Advisory Contracts: An Empirical Investigation.” Journal of Finance, 57(1): 109-133 (2002).

19	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

20	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

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The information prepared by Broadridge shows the 1, 3, 5 and 10 year performance returns and rankings of the Fund21 relative to its Broadridge Performance Group (“PG”) and Broadridge Performance Universe (“PU”)22 for the periods ended February 29, 2016.23

	Fund	PG Median	PU Median	PG Rank	PU Rank
Value Fund
1 year	-13.50	-11.82	-11.18	14/17	64/80
3 year	6.87	6.65	7.24	7/17	44/75
5 year	6.36	6.36	6.92	8/15	46/68
10 year	2.20	3.77	4.48	12/12	56/58

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)24 versus its benchmark.25 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.26

	Periods Ending February 29, 2016 Annualized Performance
					Since Inception (%)	Annualized		Risk Period (Year)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)		Volatility (%)	Sharpe (%)
Value Fund	-13.50	6.87	6.36	2.20	4.07	16.93	0.14	10
Russell 1000 Value Index	-9.41	8.27	8.81	5.13	6.02	15.91	0.32	10
Inception Date: March 29, 2001

21	The performance rankings are for the Class A shares of the Fund. The Fund’s performance returns shown were provided by Broadridge.

22	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a fund in a PU is somewhat different from that of an EU.

23	Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if the fund had a different investment classification/objective at a different point in time.

24	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

25	The Adviser provided Fund and benchmark performance return information for periods through February 29, 2016.

26	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

AB VALUE FUND •	51

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 2, 2016

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THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

International Strategic Core Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

FIXED INCOME (continued)

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

AB VALUE FUND •	53

AB Family of Funds

NOTES

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NOTES

AB VALUE FUND •	55

NOTES

56	• AB VALUE FUND

NOTES

AB VALUE FUND •	57

NOTES

58	• AB VALUE FUND

NOTES

AB VALUE FUND •	59

NOTES

60	• AB VALUE FUND

AB VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

VAL-0152-0516

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12(b)(1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(b)(2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Trust

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: July 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: July 27, 2016

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: July 27, 2016